UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant	☒

Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

LA ROSA HOLDINGS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

LA ROSA HOLDINGS CORP.

1420 Celebration Blvd., 2nd Floor

Celebration, Florida 34747

(321) 250-1799

2025 ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 11, 2025

October 28, 2025

Dear Stockholder:

You are invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of La Rosa Holdings Corp. (the “Company” or “La Rosa”), which will be held on December 11, 2025, at 9:00 a.m., Eastern Time. This year’s Annual Meeting will be a virtual meeting, conducted solely online. Hosting a virtual meeting will enable our stockholders to attend online and participate from any location around the world and support the health and well-being of our management, directors and stockholders. You will be able to attend the meeting, vote and submit your questions via the internet by visiting www.virtualshareholdermeeting.com/LRHC2025 and entering the control number included on your proxy card. You will not be able to attend the Annual Meeting physically in person.

At the Annual Meeting, stockholders will be asked to: (1) elect five directors; (2) ratify the appointment of the auditors of the Company for the fiscal year ended December 31, 2025; (3) approve Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan; and (4) approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate (the “Adjournment Proposal”). The Board of Directors of the Company (“Board” or “Board of Directors”) believes that the proposals being submitted for stockholder approval are in the best interests of the Company and its stockholders and recommends a vote consistent with the Board’s recommendation for each proposal.

It is important that your shares be represented and that you vote at the Annual Meeting regardless of the size of your holdings. Whether or not you plan to participate in the Annual Meeting online, please take the time to vote online, by telephone or, if you receive a printed proxy card, by returning a marked, signed and dated proxy card. If you participate in the Annual Meeting online, you may also vote your shares online at that time if you wish, even if you have previously submitted your vote.

Further details regarding the Annual Meeting and the business to be conducted are more fully described in the accompanying Notice of 2025 Annual Meeting of Stockholders (“Notice of Annual Meeting”) and 2025 Annual Meeting Proxy Statement (“Proxy Statement”).

Your vote is important. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Sincerely,

/s/ Joseph La Rosa
Joseph La Rosa
Chief Executive Officer, President and Chairman of the Board

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS. The Notice of Internet Availability of Proxy Materials is first being mailed to our stockholders on or about October 28, 2025, which indicates that the Notice of Annual Meeting, this Proxy Statement and our 2024 Annual Report, are available at www.proxyvote.com.

NOTICE  OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Virtually at 9:00 AM (Eastern Time) on December 11, 2025

Notice is hereby given that the 2025 Annual Meeting of Stockholders of La Rosa Holdings Corp. will be held virtually at www.virtualshareholdermeeting.com/LRHC2025 on December 11, 2025, at 9:00 a.m., Eastern Time for the following purposes:

1.	To elect five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2026 or their respective successor is duly elected and qualified;

2.	To ratify the appointment of CBIZ CPAs P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2025;

3.	To approve Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;

4.	To approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate; and

5.	To transact such other business as may properly come before the meeting.

These proposals are more fully described in the Proxy Statement following this Notice of Annual Meeting.

The Board has fixed the close of business on October 17, 2025 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the Annual Meeting.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. To participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2025, you will need the information included on your Notice of Internet Availability of Proxy Materials, your proxy card or the instructions that accompanied your proxy materials.

YOUR VOTE AT THE ANNUAL MEETING IS IMPORTANT.

Your vote matters. Whether or not you plan to virtually attend the Annual Meeting, we hope you will vote as soon as possible. Further information about voting methods is set forth in the accompanying Proxy Statement. We encourage you to read the Proxy Statement and submit your proxy or voting instructions as soon as possible. You can vote your shares electronically via the internet, by telephone or if applicable, by completing and returning the proxy card or voting instruction card. You can revoke a proxy at any time prior to its exercise at the Annual Meeting by following the instructions in the Proxy Statement.

On behalf of our entire Board of Directors, we thank you for your continued support.

By order of the Board of Directors,

/s/ Joseph La Rosa
Joseph La Rosa
Chief Executive Officer, President and Chairman of the Board
October 28, 2025

PROXY STATEMENT

i

PROXY STATEMENT FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

SUMMARY INFORMATION

Our Board has made this Proxy Statement and related materials available to you in connection with the Board’s solicitation of proxies for the Annual Meeting to be held on December 11, 2025, and any adjournment of the Annual Meeting. To assist you in reviewing this meeting’s proposals, we call your attention to the following proxy summary. This is only a summary; please review this Proxy Statement in full.

Important Note Regarding the 2025 Reverse Stock Split

Effective on July 7, 2025, we effected a one-for-eighty reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”). The Reverse Stock Split became effective at 12:01 a.m. Eastern Time on July 7, 2025, and our common stock (“common stock”) began trading on a post-split basis on July 7, 2025. In addition, the number of shares of common stock available for issuance under our equity incentive plans and issuable upon the exercise of stock options, warrants and restricted stock units outstanding prior to the Reverse Stock Split were proportionately adjusted. Accordingly, common stock share and per share amounts for all periods presented in this Proxy Statement  have been retroactively adjusted to reflect the Reverse Stock Split.

Summary of Stockholder Voting Matters

Proposal	For More Information	Board of Directors Recommendation
Item 1: Election of five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until our Annual Meeting of Stockholders to be held in 2026 and until their respective successor is duly elected and qualified;	Page 8	✔FOR

Item 2: Ratification of appointment of CBIZ CPAs P.C. to serve as independent auditors of the Company for the fiscal year ending December 31, 2025;	Page 36	✔FOR

Item 3: Approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;	Page 39	✔FOR

Item 4: Approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.	Page 41	✔FOR

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

Q: Why did I receive a Notice of Internet Availability of Proxy Materials?

A: In accordance with rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to deliver this Proxy Statement and our 2024 Annual Report on Form 10-K (the “2024 Annual Report”) to the majority of our stockholders online in lieu of mailing printed copies of these materials to each of our stockholders (the “Notice Process”). If you received a Notice of Internet Availability of Proxy Materials (the “Notice”) by mail, you will not receive printed copies of our proxy materials unless you request them. Instead, the Notice provides instructions on how to access this Proxy Statement and our 2024 Annual Report online, as well as how to obtain printed copies of these materials by mail. We believe that the Notice Process allows us to provide our stockholders with the information they need in a more timely manner than if we had elected to mail printed materials, while reducing the environmental impact of, and lowering the costs associated with, the printing and distribution of our proxy materials.

The Notice is being mailed on or about October 28, 2025 to stockholders of record at the close of business on October 17, 2025 (the “Record Date”) and this Proxy Statement and our 2024 Annual Report will be available at www.virtualshareholdermeeting.com/LRHC2025 beginning on October 28, 2025. If you received a Notice by mail, but would rather receive printed copies of our proxy materials, please follow the instructions included in the Notice. You will not receive a Notice if you have previously elected to receive printed copies of our proxy materials.

Q: Can I vote my shares by filling out and returning the Notice?

A: No. However, the Notice contains instructions on how to vote your shares: (i) before the date of the Annual Meeting by way of completing and submitting your proxy online, by phone or by requesting and returning a written proxy card by mail, or (ii) at the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2025.

Q: How do I participate in the Annual Meeting?

A: To participate in the Annual Meeting, go to www.virtualshareholdermeeting.com/LRHC2025 at the time and date of the Annual Meeting and enter the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

A: Holders of our common stock and Series X Super Voting Preferred Stock (the “Series X Preferred Stock”) at the close of business on October 17, 2025, the record date for the Annual Meeting established by our Board, are entitled to receive notice of the Annual Meeting and to vote their shares at the Annual Meeting and any related adjournments or postponements.

At the close of business on October 17, 2025, there were 1,225,046 shares of common stock and 2,000 shares of Series X Preferred Stock outstanding. Holders of our common stock are entitled to one vote per share. Holders of our Series X Preferred Stock are entitled to 10,000 votes per share. Joseph La Rosa, the Company’s Chief Executive Officer, President and Chairman of the Board, beneficially owns 100% of the outstanding Series X Preferred Stock.

Q: What is the difference between a stockholder of record and a stockholder who holds La Rosa shares in street name?

A: If your shares are registered in your name, you are a stockholder of record. If your shares are held in the name of your broker, bank or other holder of record, your shares are held in street name.

You may examine a list of the stockholders of record as of the close of business on October 17, 2025 for any purpose germane to the Annual Meeting during normal business hours during the 10-day period preceding the date of the meeting at 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

Q: What shares are included on the enclosed proxy card?

A: If you are a stockholder of record only, you will receive one proxy card from Broadridge for all shares of La Rosa common stock or Series X Preferred Stock that you hold. If you hold your shares in street name through one or more banks, brokers and/or other holders of record, you will receive proxy materials, together with voting instructions and information regarding the consolidation of your votes, from the third party or parties through which you hold your shares. If you are a stockholder of record and hold additional shares in street name, you will receive proxy materials from Broadridge and the third party or parties through which you hold your shares.

Q: What are the quorum requirements for the Annual Meeting?

A: The presence at the Annual Meeting, in person, by remote communication, or by proxy duly authorized, of holders of 33 1/3 % of the outstanding shares of stock of the Company entitled to vote at the Annual Meeting constitutes a quorum. Stockholders who participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2025 will be deemed to be in person attendees for purposes of determining whether a quorum has been met. Shares of La Rosa stock represented by proxy will be treated as present at the Annual Meeting for purposes of determining whether there is a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

Q: What matters will stockholders vote on at the Annual Meeting?

A: Stockholders will vote on the following proposals:

●	Proposal 1—to elect five directors, Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel, each to hold office until the Company’s Annual Meeting of Stockholders to be held in 2026 or their respective successor is duly elected and qualified;

●	Proposal 2—to ratify the appointment of CBIZ CPAs P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2025;

●	Proposal 3—to approve Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan;

●	Proposal 4— to approve the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Q: What are my voting choices when voting for director nominees and what votes are required to elect directors to the Board?

A: You may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Annual Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of stockholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, directors are to be elected by a plurality of the votes of the shares present in person, by remote communication, if applicable, or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. The election of each of our director nominees requires the affirmative vote of a plurality of the total number of votes cast by holders of shares of common stock and Series X Preferred Stock, with each share of common stock representing the right to one vote and each share of Series X Preferred Stock representing the right to 10,000 votes, respectively. This means that the five candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

The Board recommends that our stockholders vote FOR the election of each of the director nominees.

Q: What are my voting choices when voting for the ratification of appointment of CBIZ CPAs P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2025?

A: You may vote in favor of the ratification, vote against the ratification or abstain from voting on the ratification.

Shareholder approval for the appointment of our independent auditors is not required, but the Audit Committee and the Board are submitting the selection of CBIZ CPAs P.C. for ratification in order to obtain the views of our shareholders. The ratification of the appointment of CBIZ CPAs P.C. as the Company’s independent auditors requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote. If the appointment of CBIZ CPAs P.C. is not ratified, the Audit Committee will reconsider its future selection.

The Board recommends that our stockholders vote FOR the ratification of appointment of CBIZ CPAs P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2025.

Q: What are my voting choices when voting for the approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan?

A: You may vote in favor of the approval, vote against the approval or abstain from voting on Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

Shareholder approval for the approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan.

Q: What are my voting choices when voting for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate?

A: You may vote in favor of, against or abstain from voting on the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Shareholder approval for the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate, requires the affirmative vote of a majority of the shares present at the meeting in person, by remote communication, or by proxy and entitled to vote.

The Board recommends that our stockholders vote FOR the approval of the adjournment of the Annual Meeting, to permit further solicitation of proxies, if necessary or appropriate.

Q: Could other matters be decided at the Annual Meeting?

A: As of the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting, other than those referred to in this Proxy Statement.

If other matters are properly presented at the Annual Meeting for consideration, the officers who have been designated as proxies for the Annual Meeting will have the discretion to vote on those matters for stockholders who have submitted their proxy.

Q: What do I need to do now to vote at the Annual Meeting?

A: The Board is soliciting proxies for use at the Annual Meeting. Stockholders may submit proxies to instruct the designated proxies to vote their shares in any of three ways:

MAIL	INTERNET	PHONE

If you received printed proxy materials, mailing your signed proxy card or voter instruction card. If you choose to submit your proxy by mail, simply mark, date and sign your proxy and return it in the postage-paid envelope provided or to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717. The signed proxy must be received prior to the Annual Meeting.	Submitting your proxy online at www.proxyvote.com. Internet proxy voting is available 24 hours a day, seven days a week, until 11:59 p.m., Eastern Daylight Time, on December 10, 2025.	Submitting your proxy by telephone by using the toll-free telephone number provided on your Notice or your proxy card (1-800-690-6903). Telephone voting is available 24 hours a day, seven days a week, and will close at 11:59 p.m., Eastern Daylight Time, on December 10, 2025.

You may also participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2025 and vote your shares online at that time, even if you have previously submitted your vote. To do so, you will need the sixteen-digit control number included on your Notice, your proxy card or the instructions from your broker that accompanied your proxy materials.

For shares of common stock held in street name, holders may submit a proxy online or by telephone before the date of the Annual Meeting if their broker, bank and/or other holder of record makes these methods available. If you submit a proxy online or by telephone, DO NOT request and return a printed proxy card from us or from your broker, bank and/or other holder of record. If you hold your shares through a broker, bank and/or other holder of record, follow the voting instructions you receive from your broker, bank and/or other holder of record.

Q: If I hold my shares in street name, will my broker, bank or other holder of record vote my shares for me?

A: If you hold your shares of common stock in street name, you must provide your broker, bank and/or other holder of record with instructions in order to vote these shares. If you do not provide voting instructions, whether your shares can be voted depends on the type of item being considered for a vote.

Non-Discretionary Items. The election of directors and approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan are non-discretionary items and may NOT be voted on by your broker, bank and/or other holder of record absent specific voting instructions from you. If you do not provide your bank, broker and/or other holder of record with voting instructions, your shares of common stock will be represented by “broker non-votes” in the case of these proposals.

Discretionary Items. The ratification of appointment of CBIZ CPAs P.C. as the independent auditor of the Company for the fiscal year ending December 31, 2025 and the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate, are discretionary items. Generally, brokers, banks and/or other holders of record that do not receive voting instructions from you may vote on these proposals in their discretion and these votes will be counted for purposes of determining a quorum.

Q: What effect do abstentions and broker non-votes have on quorum requirements and the voting results for each proposal to be voted on at the Annual Meeting and are there dissenters’ rights?

A: Abstentions and shares represented by broker non-votes are counted as present for purposes of determining a quorum. Abstentions are treated as shares present and entitled to vote and, as a result, have the same effect as a vote against any proposal for which the voting standard is based on the number of shares present at the Annual Meeting (e.g., approval of adjournment meeting) and have no impact on the vote on any proposal for which the vote standard is based on the votes cast at the meeting (e.g., the election of directors). Shares represented by broker non-votes are not treated as shares entitled to vote and, as a result, have no effect on the outcome of any of the proposals to be voted on by stockholders at the Annual Meeting. Stockholders will not be entitled to dissenters’ rights with respect to any matter to be considered at the Annual Meeting.

Q: Can I change my vote or revoke my proxy?

A: Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Annual Meeting by:

●	submitting a later-dated proxy relating to the same shares online, by telephone or by mail before the date of the Annual Meeting;

●	delivering a written notice, bearing a date later than your proxy, stating that you revoke the proxy; or

●	participating in the Annual Meeting and voting online at that time at www.virtualshareholdermeeting.com/LRHC2025 (although virtual attendance at the Annual Meeting will not, by itself, change your vote or revoke a proxy).

To change your vote or revoke your proxy before the date of the Annual Meeting, follow the instructions provided on your Notice, proxy card or proxy materials to do so online or by telephone, or send a written notice or a new proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

If you hold your shares of common stock through a broker, bank and/or other holder of record, follow the instructions that you receive from your broker, bank and/or other holder of record if you wish to change your vote or revoke your proxy.

Q: What if I do not specify a choice for a matter when returning a proxy?

A: If you do not give specific instructions, proxies that are signed and returned will be voted FOR the election of all director nominees, FOR the ratification of appointment of CBIZ CPAs P.C. the independent auditor of the Company for the fiscal year ending December 31, 2025, FOR the approval of Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan, and FOR the approval of the adjournment of the Annual Meeting for solicitation to permit further solicitation of proxies, if necessary or appropriate.

Q: How are proxies solicited and who bears the related costs?

A: The Company bears all expenses incurred in connection with the solicitation of proxies. Following the initial mailing of the Notice and proxy materials, we will request brokers, banks and other holders of record to forward copies of these materials to persons for whom they hold shares of common stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of these holders of record, will reimburse these parties for their reasonable expenses.

Q: What should I do if I have questions regarding the Annual Meeting?

A: If you have any questions about the Annual Meeting, the various proposals to be voted on at the Annual Meeting and/or how to participate in the Annual Meeting online at www.virtualshareholdermeeting.com/LRHC2025 and vote at that time and/or would like copies of any of the documents referred to in this Proxy Statement, contact Korey Alberts, Corporate Controller, at (321) 250-1799 or korey@larosarealtycorp.com.

Q: Where can I find more information about La Rosa?

A: La Rosa filed its 2024 Annual Report with the SEC on April 15, 2025. That report, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. Copies of any reports, including exhibits, will be furnished to stockholders upon written request. All written requests should be directed to: La Rosa Holdings Corp. Corporate Secretary, 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747. We also make available free of charge on or through our website, www.larosaholdings.com, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) as soon as reasonably practicable after filing.

We are subject to the informational requirements of the Exchange Act, which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including us, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL No. 1: ELECTION OF DIRECTORS

Nominees

At the Annual Meeting, five directors will be elected to serve until the next annual stockholders meeting or until such director’s successor shall have been elected and qualified following such director’s earlier death, resignation or removal.

Our Nominating and Corporate Governance Committee recommended, and our Board nominated Joseph La Rosa, Michael La Rosa, Lourdes Felix, Siamack Alavi, and Ned L. Siegel as nominees for election as directors at the 2025 Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the annual meeting of shareholders to be held in 2026 or until his or her successor has been duly elected and qualified, or until the director’s earlier death, resignation or removal.

For details regarding the qualifications and the specific experiences, qualifications and skills of each of our director nominees, see “Directors and Executive Officers” on page 9 of this Proxy Statement.

Each nominee has expressed his or her willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Required Vote

You may vote “FOR ALL” nominees, “WITHHOLD ALL” nominees, or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. Directors are elected by a plurality of the votes properly cast in person, by remote communication, or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. A “plurality vote” means that the winning candidate only needs to get more votes than a competing candidate. Because our directors are unopposed, he or she only needs one vote to be elected.

Our Amended and Restated Articles of Incorporation, as amended (“Articles of Incorporation”), do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted if authority is not withheld for the five (5) nominees’ election. Abstentions and broker non-votes will not affect the outcome of the election of directors.

Broker non-votes and abstentions will not affect the outcome of the election of directors, although they will be counted for purposes of determining whether there is a quorum.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE UNDER PROPOSAL No. 1.

DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is information regarding our directors and executive officers.

Name:	Position(s):	Age:	Director Since:
Joseph La Rosa	Chief Executive Officer, President, Chairman of the Board of Directors, interim Chief Financial Officer (Principal Executive Officer) (Principal Financial and Accounting Officer)	47	August 2021

Deana La Rosa	Chief Operating Officer	54	—

Alex Santos	Chief Technology Officer	43	—

Michael A. La Rosa	Director	43	February 2022

Siamack Alavi*	Independent Director, Chairperson of Compensation Committee	62	October 2024

Lourdes Felix*	Independent Director, Chairperson of Audit Committee	57	April 2024

Ned L. Siegel*	Independent Director, Chairperson of Nominating and Corporate Governance Committee	74	February 2022

*	Member of the Audit Committee, of the Compensation Committee and of the Nominating and Corporate Governance Committee.

A brief description of the background and business experience of our executive officers and directors for the past five years is as follows:

Joseph La Rosa is the Company’s Founder and has been serving as the Company’s President, Chief Executive Officer and the Chairman of the Board since August 2021 and of its five subsidiaries (La Rosa Realty, LLC, La Rosa Property Management LLC, La Rosa CRE LLC, La Rosa Coaching, LLC and La Rosa Franchising, LLC) since their inception. A former police officer in Orlando, Florida, Mr. La Rosa entered his family’s commercial and residential real estate development business in 2001 and became President of La Rosa Development Corp., a position he holds today. From 2008 to 2010, as President of the Casa Latino group of companies, he co-developed the first Latino real estate franchise throughout the United States, which in 2010 was ranked by the National Association of Realtors as one of the Fastest Growing Real Estate Franchises in the U.S. In 2004, Mr. La Rosa founded La Rosa Realty, LLC and is responsible for its past and current growth into a customer-oriented agent-centric model of real estate brokerage powered by AI based technology tools. In addition to being home to over 2,000 real estate professionals and being one of the top three brokerages in the State of Florida and in the top 20 brokerages in the National Association of Realtors, La Rosa Realty, LLC has continued its growth and expansion into supporting auxiliary services such as La Rosa Property Management LLC, La Rosa CRE LLC (commercial), La Rosa Coaching, LLC and La Rosa Franchising, LLC. From October 2023, Mr. La Rosa serves as a Chief Executive Officer of Nona Legacy Powered By La Rosa Realty, Inc., a majority owned subsidiary of the Company. From December 2023 to date, Mr. La Rosa serves as the Manager of La Rosa Realty CW Properties, LLC, La Rosa Realty North Florida LLC, La Rosa Realty Orlando, LLC, and La Rosa Realty Premier, LLC, majority owned subsidiaries of the Company. From February 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Winter Garden LLC and Horeb Kissimmee Realty LLC, majority owned subsidiaries of the Company. From March 2024 to date, Mr. La Rosa serves as the Chief Executive Officer and a member of the Board of Directors of La Rosa Realty California, a subsidiary of the Company. From April 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Lakeland LLC, a majority owned subsidiary of the Company. From May 2024 to date, Mr. La Rosa serves as the Manager of La Rosa Realty Success LLC, a majority owned subsidiary of the Company. From August 2024, Mr. La Rosa also serves as the Manager of two wholly-owned subsidiaries of the Company: BF Prime LLC and Nona Title Agency LLC. Mr. La Rosa graduated from Florida International University with a Bachelor of Science degree in criminal justice. The Board believes that Mr. La Rosa’s entrepreneurial, real estate, investment and leadership experience makes him well qualified to serve as Chairman of our Board.

Deana La Rosa was appointed the Chief Operating Officer of the Company in February 2024. Ms. La Rosa brings over 30 years of expertise in finance and real estate to the Company. Ms. La Rosa joined the Company as a Director of Operations in September 2023. Prior to that she served as the CEO of Lighthouse Mortgage Solutions from June 2022 through August 2023 and held key positions in management at Union Home Mortgage Corp. from January 2019 through June 2022 and The Federal Savings Bank from July 2015 through January 2019 as an SVP, where Ms. La Rosa consistently led her teams to top producer status. With almost two decades as a licensed mortgage broker, she has excelled as an owner, sales manager, and operations manager. Notably, Ms. La Rosa played a pivotal role in coaching loan officers and realtors to achieve top-tier performance. Her educational background includes business management and accounting studies at Adelphi University, complemented by a certification in equities and bond market trading from the NY Institute of Finance. Ms. La Rosa’s extensive experience and commitment to excellence underscore her as a distinguished professional in finance and real estate. Ms. La Rosa is the spouse of our Chairman and Chief Executive Officer Joseph La Rosa.

Alex Sincler Santos joined the Company in February 2022, initially serving as the Director of Technology before assuming the role of Chief Technology Officer in August 2022. With over 28 years of experience in leadership and software development, Mr. Santos stands as a driving force of technological innovation, consistently delivering transformative solutions that yield substantial business value. Before joining La Rosa Holdings, Mr. Santos served as the Application Development Manager at COLAMCO, Inc., where he adeptly led a team of software developers to achieve a series of successful projects. From 1996 to 2013, Mr. Santos held pivotal roles in technology, including serving as a Senior Software Developer for AmeriBen/IEC Group, Senior Developer/Manager for Finance Express Mortgage, among other esteemed positions. In his current capacity as Chief Technology Officer, Mr. Santos spearheads the technological initiatives of the company, leveraging his expertise to drive innovation and growth focused on a high-tech high-touch approach. Mr. Santos’ dynamic leadership fosters a culture of excellence and collaboration within the technology team, propelling the company forward in a competitive market landscape. Mr. Santos’ educational background includes a bachelor’s degree in software engineering from PUC-PR and continuing education from Harvard University. Throughout his career, Mr. Santos has exemplified a relentless commitment to technological innovation and excellence, making significant contributions to the organizations he has served.

Michael A. La Rosa was appointed to serve as a member of the Company’s Board effective February 2022. From January 2021 to date, Mr. La Rosa has been serving as a Governor-appointed member of the Florida Public Service Commission which is responsible for regulating the state’s telecommunications, electrical, gas, water, and transport companies. In addition, he has been a realtor with La Rosa Realty, LLC since 2004. Mr. La Rosa has also been a Developer in La Rosa Development Corp. since January 2005. Mr. La Rosa was elected in 2012 to the Florida House of Representatives and served until November 2020. During his tenure he was Vice Chairman of Energy and Utilities Subcommittee (2013-2014), Republican Caucus Deputy Whip (2014), Regulatory Affairs Committee Vice Chairman (2015-2016), Gaming Control and Tourism Subcommittee Chairman (2017-2018) and Chairman of Commerce Committee (2019-2020) where he oversaw energy, regulatory and business-related policies. Mr. La Rosa holds a Bachelor of Science from the University of Central Florida. Mr. La Rosa is the brother of our Chairman and Chief Executive Officer Joseph La Rosa. The Board believes that Mr. La Rosa’s real estate, investment and government service experience makes him well qualified to serve on our Board and as a member of the Board’s committees.

Siamack Alavi was appointed to serve as a member of the Company’s Board effective October 2024. Mr. Alavi is an executive and entrepreneur with 40 years of experience in initiating, developing, and leading businesses across a range of sectors including health and wellness, digital marketing, franchising, and sports nutrition. In 2012, Mr. Alavi founded Muscle Media, a global fitness and health media outlet, which he owns and operates to date. Since 2016, Mr. Alavi owns and operates Infinite Labs Digital, a digital marketing agency, focusing on B2B and B2C growth solutions. From 2018 to 2020, Mr. Alavi owned and operated Salt Scene Halotherapy Center where he worked on increasing profitability by expanding services through partnerships and building customer loyalty. Since 2020, Mr. Alavi owns and operates The IV Lounge, a clinic offering IV hydration and wellness programming. Since 2020, Mr. Alavi works as a business manager at YMD Facial Plastic Surgery, focusing on optimization of the business’s financial performance by streamlining operations, implementing cost-saving measures, and increasing client engagement via marketing. In 2023, Mr. Alavi founded Direct Preventive Care, a preventive healthcare clinic offering personalized wellness and preventive care solutions, which he owns and operates to date. The Board believes that Mr. Alavi’s corporate governance and strategic business development experience, entrepreneurial background in a range of sectors ad expertise in managing large-scale operations and achieving revenue growth make him well qualified to serve on our Board and as an independent member of the Board’s committees.

Ambassador Ned L. Siegel was appointed to serve as a member of the Company’s Board effective February 2022. Ambassador Siegel is the President of The Siegel Group, a multi-disciplined international business management advisory firm he founded in 1997 in Boca Raton, Florida, specializing in real estate, energy, utilities, infrastructure, financial services, oil and gas and cyber and secure technology. Ambassador Siegel has served since 2013 as Of Counsel to the law firm of Wildes & Weinberg, P.C. From October 2007 until January 2009, he served as the United States Ambassador to the Commonwealth of The Bahamas. Prior to his Ambassadorship, in 2006, he served with Ambassador John R. Bolton at the United Nations in New York, as the Senior Advisor to the U.S. Mission and as the United States Representative to the 61st Session of the United Nations General Assembly. From 2003 to 2007, Ambassador Siegel served on the Board of Directors of the Overseas Private Investment Corporation (“OPIC”), which was established to help U.S. businesses invest overseas, fostering economic development in new and emerging markets, complementing the private sector in managing the risk associated with foreign direct investment and supporting U.S. foreign policy. Appointed by Governor Jeb Bush, Ambassador Siegel served as a Member of the Board of Directors of Enterprise Florida, Inc. (“EFI”) from 1999-2004. EFI is the state of Florida’s primary organization promoting statewide economic development through its public-private partnership. From February 2011 to April 2019, Ambassador Siegel served on the Board of Directors of PositiveID Corporation (OTCQB: PSID). From April 2014 to March 2020, Ambassador Siegel served as a director of the Board of Notis Global Inc. (OTC: NGBL). Ambassador Siegel presently serves on the Board of Directors of the following companies: Janover Inc., Nasdaq: JNVR, (from July 2023), Worksport Ltd., Nasdaq: WKSP, (from August 2021), Vocodia Holdings Corp., CBOE: VHAI (from January 2023), and Bannix Acquisition Corp., Nasdaq: BNIX, (from November 2022). He also presently serves in an advisory capacity to the U.S. Medical Glove Company. Ambassador Siegel received a B.A. from the University of Connecticut in 1973 and a J.D. from the Dickinson School of Law in 1976. In December 2014, he received an honorary degree of Doctor of Business Administration from the University of South Carolina. The Board believes that Ambassador Siegel’s vast professional experience, education, and professional credentials qualify him to serve as a member of the Company’s Board, and as an independent member of the Board’s committees.

Lourdes Felix was appointed to serve as a member of the Company’s Board effective April 2024. Ms. Felix is an entrepreneur and corporate finance executive with 30 years of combined experience in capital markets, public accounting and in the private sector. She currently serves as Chief Executive Officer, Chief Financial Officer, and a member of the board of directors of BioCorRx Inc. (OTCQB: BICX), a company focused on addiction treatment solutions and related disorders. She has been with BioCorRx since October 2012. Ms. Felix is one of the founders and President of BioCorRx Pharmaceuticals Inc., a majority owned subsidiary of BioCorRx Inc. Prior to joining BioCorRx, her experience was in the private sector and public accounting. Since October 2021, Ms. Felix has been serving as a member of the Board of Directors of Siyata Mobile, Inc. (Nasdaq: SYTA), as an independent director, a chairperson of the Audit Committee, and a member of Compensation Committee and Nominating and Corporate Governance Committee. Since January 9, 2023, Ms. Felix has also been serving as a member of the Board of Directors of Avalon GloboCare Corp. (Nasdaq: ALBT), as an independent director and the Chair of the Compensation Committee. Ms. Felix has expertise in finance, accounting, company-wide operations, budgeting, and internal control principles including GAAP, SEC, and Sarbanes-Oxley Act compliance. She has a thorough knowledge of federal and state regulations and has successfully managed and produced SEC regulatory filings. She also has extensive experience in developing and managing financial operations. Ms. Felix holds a Bachelor of Science in Accounting from the University of Phoenix. She is also an MBA candidate at D’Amore-McKim School of Business, Northeastern University. The Board believes that Ms. Felix is qualified to serve as a director of the Board of the Company because of her extensive investment and executive-level management experience, financial expertise, and extensive experience serving as a board member of public companies.

Directors serve until the next annual meeting of stockholders and their respective successors are elected and qualified, subject to the earlier of their death, resignation or removal. Our executive officers are elected by, and serve at the discretion of, our Board, subject to the terms of any employment or other agreements.

CORPORATE GOVERNANCE

Term of Office

Directors serve until the next annual meeting of stockholders and their respective successors are elected and qualified, subject to the earlier of their death, resignation or removal. Our executive officers are elected by, and serve at the discretion of, our Board, subject to the terms of any employment or other agreements.

Our Controlled Company Status

Because, as of October 17, 2025, Mr. La Rosa beneficially owns 323,537 shares of our common stock and 2,000 shares of our Series X Preferred Stock which has 10,000 votes per share when voting together with the common stock, which will represent in the aggregate 20,323,537 votes, he can elect all of our directors and decide all other matters. Accordingly, we are a “controlled company” under the Nasdaq rules. A controlled company is not required to have a majority of independent directors or form an independent compensation or nominating and corporate governance committee.

However, we have a majority of independent directors on our Board and do not currently intend to utilize the exemptions provided by the Nasdaq rules. Nevertheless, for as long as we remain a “controlled company,” we could take advantage of these exemptions at any time. In the event that we cease to be a “controlled company,” we will be required to comply with these provisions within the transition periods specified in the Nasdaq Rules.

Family Relationships

Except for our director, Mr. Michael A. La Rosa, who is the brother of our Chairman and Chief Executive Officer Joseph La Rosa, and our Chief Operating Officer, Ms. Deana La Rosa, who is the spouse of our Chairman and Chief Executive Officer, Joseph La Rosa, and the sister-in-law of our director, Mr. Michael A. La Rosa, there are no family relationships among any of our officers or directors.

Involvement in Legal Proceedings

To the best of our knowledge, none of our directors or executive officers have, during the past ten years, been involved in any legal proceedings described in subparagraph (f) of Item 401 of Regulation S-K.

Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics (the “Code”) that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the Code on our website, www.larosaholdings.com. In addition, we will post on our website all disclosures that are required by law or the listing standards of Nasdaq concerning any amendments to, or waivers from, any provision of the Code. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be a part of this Proxy Statement.

Insider Trading Policy

In October 2025, we adopted our Second Amended and Restated insider trading policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, to promote compliance with insider trading laws, rules and regulations, and applicable Nasdaq listing standards applicable to us. Our insider trading policy, among other things, prohibits our directors, officers, and employees from holding our securities in a margin account or pledging our securities as collateral for a loan. In addition, our insider trading policy prohibits employees, officers, and directors from engaging in put or call options, short selling, or similar hedging activities involving our stock.

Board Leadership Structure

Our Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide effective oversight of management. Our Board currently believes that our existing leadership structure, under which Mr. La Rosa serves as our Chief Executive Officer and as Chairman of the Board, is effective, provides the appropriate balance of authority between independent and non-independent directors, and achieves the optimal governance model for us and for our stockholders.

Board Risk Oversight

Our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees are informed by reports from our management teams to provide visibility to our Board about the identification, assessment, and management of key risks and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risks, including those related to significant transactions. Our Audit Committee has primary responsibility for overseeing our major financial and accounting risk exposures and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our Compensation Committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our Nominating and Corporate Governance Committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs, and executive management is responsible for the day-to-day evaluation and management of risks to the Company. We do not have a policy as to whether our Chairperson and Chief Executive Officer’s roles should be separate. Instead, our Board makes this determination based on what best serves our Company’s needs at any given time.

Director Independence

We use the definition of “independence” of The Nasdaq Stock Market LLC (“Nasdaq”) to make this determination. Nasdaq Listing Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of our Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq rules provide that a director cannot be considered independent if:

●	the director is, or at any time during the past three years was, an employee of our Company;

●	the director or a family member of the director accepted any compensation from our Company in excess of $120,000 during any period of 12 consecutive months within the three years preceding the independence determination (subject to certain exclusions, including, among other things, compensation for Board or Board committee service);

●	a family member of the director is, or at any time during the past three years was, an executive officer of our Company;

●	the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which our Company made, or from which our Company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exclusions);

●	the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of our Company served on the Compensation Committee of such other entity; or

●	the director or a family member of the director is a current partner of our Company’s outside auditor, or at any time during the past three years was a partner or employee of our Company’s outside auditor, and who worked on our Company’s audit.

Our Board has determined that three directors, Mr. Siegel, Ms. Lourdes and Mr. Alavi, are independent directors as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules. Under such rules, Mr. Joseph La Rosa is not independent due to his position as our Chief Executive Officer. Also, as the brother of Joseph La Rosa, Michael A. La Rosa not deemed to be independent.

Board Committees

Our Board has an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee, each comprised entirely of independent directors.

Audit Committee

Our Audit Committee consists of three independent directors: Ms. Felix, Mr. Siegel and Mr. Alavi. Ms. Felix is the Chairman of the Audit Committee. The Audit Committee will have at all times at least one “independent director” who is “financially literate” as defined under the Nasdaq listing standards. The Nasdaq listing standards define “financially literate” as being able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. In addition, we must certify to Nasdaq that the committee has, and will continue to have, at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background that results in the individual’s financial sophistication. Our Board has determined that Ms. Felix qualifies as an “Audit Committee financial expert,” as defined under rules and regulations of the SEC. Currently, all members of our Audit Committee meet the applicable independence requirements under Nasdaq Rules and Rule 10A-3 of the Exchange Act.

The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others, the following:

●	reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual disclosure report;

●	discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

●	discussing with management major risk assessment and risk management policies;

●	monitoring the independence of the independent auditor;

●	verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

●	reviewing and approving all related-party transactions;

●	inquiring and discussing with management our compliance with applicable laws and regulations;

●	pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

●	appointing or replacing the independent auditor;

●	determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

●	approving reimbursement of expenses incurred by our management team in identifying potential target businesses.

Compensation Committee

Our Compensation Committee is comprised of three individuals, each of whom is an independent director. Mr. Alavi serves as the Chairman of the committee.

The Compensation Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing our compensation policies, plans and programs; and in reviewing and determining the compensation to be paid to our executive officers and non-employee directors. The responsibilities of the Compensation Committee are included in its written charter. The Compensation Committee’s responsibilities include, among others:

●	reviewing, modifying and approving and making recommendations to our Board regarding our overall compensation strategy and policies, and reviewing, modifying and approving corporate performance goals and objectives relevant to the compensation of our executive officers and other senior management;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our Chief Executive Officer, including seeking to achieve an appropriate level of risk and reward in determining the long-term incentive component of the Chief Executive Officer’s compensation;

●	determining and approving (or, if it deems appropriate, recommending to our Board for determination and approval) the compensation and terms of employment of our executive officers and other members of senior management;

●	reviewing and approving (or, if it deems appropriate, making recommendations to our Board regarding) the terms of employment agreements, severance agreements, change-of-control protections and other compensatory arrangements for our executive officers and other senior management;

●	conducting periodic reviews of the base compensation levels of all of our employees generally;

●	reviewing and approving the type and amount of compensation to be paid or awarded to non-employee directors;

●	reviewing and approving the adoption, amendment and termination of our stock option plans, stock appreciation rights plans, pension and profit sharing plans, incentive plans, stock bonus plans, stock purchase plans, bonus plans, deferred compensation plans, 401(k) plans, supplemental retirement plans and similar programs, if any; and administering all such plans, establishing guidelines, interpreting plan documents, selecting participants, approving grants and awards and exercising such other power and authority as may be permitted or required under such plans; and

●	reviewing our incentive compensation arrangements to determine whether such arrangements encourage excessive risk-taking, reviewing and discussing at least annually the relationship between our risk management policies and practices and compensation and evaluating compensation policies and practices that could mitigate any such risk.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee (“Nominating Committee”) is comprised of three individuals, each of whom is an independent director. Mr. Siegel serves as the Chairman of the committee. The responsibilities of the Nominating Committee are included in its written charter, which is available on the Company’s website, www.larosaholdings.com. The Nominating Committee acts on behalf of our Board to fulfill our Board’s responsibilities in overseeing all aspects of our nominating and corporate governance functions. The responsibilities of the Nominating Committee include, among others:

●	making recommendations to our Board regarding corporate governance issues;

●	identifying, reviewing and evaluating candidates to serve as directors (consistent with criteria approved by our Board);

●	determining the minimum qualifications for service on our Board;

●	reviewing and evaluating incumbent directors;

●	instituting and overseeing director orientation and director continuing education programs;

●	serving as a focal point for communication between candidates, non-committee directors and our management;

●	recommending to our Board for selection candidates to serve as nominees for director for the annual meeting of stockholders;

●	making other recommendations to our Board regarding matters relating to the directors;

●	reviewing succession plans for our Chief Executive Officer and our other executive officers;

●	reviewing and overseeing matters of corporate responsibility and sustainability, including potential long- and short-term trends and impacts to our business of environmental, social, and governance issues, and our public reporting on these topics; and

●	considering any recommendations for nominees and proposals submitted by stockholders.

In making nominations, the Nominating Committee intends to submit candidates who have high personal and professional integrity, who have demonstrated exceptional ability and judgment and who are effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders. In evaluating nominees, the Nominating Committee intends to take into consideration attributes such as leadership, independence, interpersonal skills, financial acumen, business experiences and industry knowledge.

One of the primary responsibilities of the Nominating Committee is to make appropriate recommendations to the Board for the appointment or re-appointment of directors. The Company seeks to have directors who, in addition to relevant commercial and business expertise, meet the highest standards of character and personal integrity, judgment and critical thinking, who have an inquiring mind, vision, a willingness to ask hard questions and the ability to work well with others, who are free of any conflict of interest that would interfere with proper performance of their responsibilities, who are willing and able to devote sufficient time to the affairs of the Company, and have the capacity and desire to represent the best interests of the stockholders of the Company as a whole. In recommending appointments to the Board, the Nominating Committee is mindful of the overall balance of the skills, knowledge and experience of Board members against the current and future requirements of the Company and of the benefits of diversity. The Company recognizes the importance of diversity at all levels of the Company as well as on the Board and considers overall Board balance and diversity when appointing new directors.

Our Nominating Committee seeks members from diverse professional backgrounds who combine a solid professional reputation and knowledge of our business and industry with a reputation for integrity. Diversity of experience, expertise, and viewpoints is one of many factors the Nominating Committee considers when recommending director nominees to our Board. Further, our Nominating Committee is committed to actively seeking highly qualified women and individuals from minority groups and the LGBTQ+ community to include in the pool from which new candidates are selected. Our Nominating Committee also seeks members that have experience in positions with a high degree of responsibility or are, or have been, leaders in the companies or institutions with which they are, or were, affiliated, but may seek other members with different backgrounds, based upon the contributions they can make to our Company.

The Company employs multiple strategies in identifying director nominees, including the obtaining of recommendations from security holders, from current directors, and from the Company’s corporate advisors. The Company also intends to utilize professional recruitment firms, as may be required, in seeking qualified director nominees. The qualifications of director nominees are evaluated by the Nominating Committee to determine if the director nominees have the requisite expertise to maintain a proper balance of skills required by the Board. The Nominating Committee does not have a formal policy with respect to the consideration of director candidates recommended by stockholders, however, there are no differences in the evaluation of director nominees recommended by security holders. Director nominees are interviewed in depth by the Nominating Committee and the Board to further qualify the director nominees and evaluate the personal integrity and character of the candidate.

Meetings of the Board of Directors

During its fiscal year ended December 31, 2024, Board formally met a total of 5 times and our Audit Committee met 4 times in 2024. The Board also acted by written consent on numerous occasions.

Indemnification and Limitation on Liability of Directors

Our Articles of Incorporation limit the liability of our directors to the fullest extent permitted by Nevada law. Nothing contained in the provisions will be construed to deprive any director of his right to all defenses ordinarily available to the director nor will anything herein be construed to deprive any director of any right he may have for contribution from any other director or other person.

At present, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents where indemnification will be required or permitted. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

AUDIT COMMITTEE REPORT

The following report of the Audit Committee is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any other of the Company’s filings under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this report by reference therein.

The Audit Committee is comprised of three non-management directors, each of whom is independent as that term is defined in the rules of Nasdaq and satisfies the audit committee independence standard under Rule 10A-3(b)(1) of the Exchange Act.

The Audit Committee operates under a written Audit Committee charter that was approved by the Audit Committee and the Board. The Audit Committee held 4 meeting during 2024.

The Audit Committee has reviewed and discussed with the management of Marcum LLP the independent registered public accounting firm for the Company, the audited financial statements of the Company for the year ended December 31, 2024. The Audit Committee has discussed with Marcum LLP, the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board, as in effect on the date of this Proxy Statement.

Marcum LLP provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communication with the Audit Committee concerning independence, and the Audit Committee discussed with Marcum LLP the latter’s independence, including whether its provision of non-audit services compromised such independence.

Based on the reviews and discussions described above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.

Submitted by the Members of the Audit Committee,

Lourdes Felix (Chairperson)
Siamack Alavi
Ned L. Siegel

EXECUTIVE COMPENSATION

The following table summarizes compensation for the years ended December 31, 2024 and 2023 for our “named executive officers” (the “NEOs”), namely our (i) principal executive officer (PEO); (ii) our two other most highly compensated executive officers whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2024; and (iii) up to two additional individuals for whom disclosure would have been provided pursuant to Item 402(m)(2)(ii) of Regulation S-K but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year.

Summary  Compensation Table

				Stock	Option	All other
	Fiscal	Salary	Bonus	awards	awards	compensation	Total
Name and principal position	Year	($)(1)	($)	($)	($)	($)	($)

Joseph La Rosa,	2023	$500,000	$45,413	$—	$1,395,000	$—	$1,940,413
Founder, President and Chief Executive Officer (PEO), and Interim Chief Financial Officer(2)	2024	$500,000	$49,800	$—	$2,370,306	$—	$2,920,106

Kent Metzroth, Executive Vice President and	2023	$330,000	$—	$—	$—	$—	$330,000
Chief Financial Officer(2)	2024	$247,500	$25,000	$—	$—	$—	$272,500

Deana La Rosa,	2023	$62,500	$—	$—	$—	$—	$62,500
Chief Operations Officer(3)	2024	$250,000	$—	$—	$399,000	$—	$649,000

Alex Santos,	2023	$178,333	$14,250	$46,580	$—	$—	$239,163
Chief Technology Officer	2024	$180,000	$16,000	$6,933	$—	$—	$202,933

(1)	Reflects base salary earned during the fiscal year covered.

(2)	Mr. Metzroth resigned effective September 30, 2024. On October 1, 2024, Mr. La Rosa was appointed Interim Chief Executive Officer of the Company.

(3)	Mrs. La Rosa was appointed to serve as the Chief Operating Officer of the Company on February 1, 2024. Mrs. La Rosa served as Director of Operations from September 2023 through January 2024.

Employment Agreements

We currently have the following employment agreements with our NEOs:

Joseph La Rosa

On April 29, 2022, we entered into an amended and restated employment agreement with Mr. Joseph La Rosa to serve as our Chief Executive Officer, which was further amended on May 17, 2023, on December 7, 2023, on September 19, 2024 and on February 3, 2025. In addition, he serves as a director and Chairman of the Board, and the board will, during the term, of his agreement, nominate and recommend him for election as a director but he will not receive any additional compensation in respect of his appointment as a director or Chairman of Company. The employment agreement of Mr. La Rosa is for an initial term of one year starting January 1, 2022, and renews automatically for successive one-year periods thereafter unless prior to 90 days before the anniversary date, either party notices the other that it will not extend the agreement for another year. The Company pays Mr. La Rosa an annual base salary of $500,000 during the term of the agreement, and he is eligible to receive a “Target Bonus” at the rate of 100% of his base salary and stock options for 1.0% of the total outstanding shares of Company common stock which will be payable to the extent the applicable performance goals are achieved which goals and payment matrices will be set by the Compensation Committee of the Board. Mr. La Rosa may be eligible to receive other bonuses throughout the calendar year in the amount and based on the terms approved by the Compensation Committee of the Board.

Mr. La Rosa is also entitled to receive: (i) annual long term equity awards of stock options or restricted stock units (the “RSUs”) to purchase at least 1% of outstanding shares of common stock each calendar year vesting in equal installments over twelve (12) months, commencing on the date of grant, under an equity incentive plan of the Company on the terms and conditions determined by the Compensation Committee of the Board, (ii) milestone equity awards pursuant to the equity incentive plan of the Company, based on achieving the following milestones: (a) 11,250 shares, as of December 7, 2023 and vesting 100% on the date of grant; (b) 2,500 shares upon the closing of each acquisition after December 7, 2023; (c) 6,250 shares upon the Company achieving a first time total market valuation of $100 Million; (d) 6,250 shares upon the Company achieving a first time total market valuation of $250 Million; (e) 2,500 shares upon the Company achieving a positive EBITDA for the first time in any full calendar year; and (f) 6,250 shares upon the Company achieving a positive EBITDA of $10 Million for the first time in any calendar year, and (g) for every $1,000,000 raised by the Company through financing, Mr. La Rosa shall be granted an equity award equal to 2% of the outstanding shares of common stock, such award to be issued under the equity incentive plan of the Company and upon consummation of such financing. He is also entitled to receive perquisites including a corporate automobile, cellular telephone, health and disability insurance and participation in the Company’s 401(k) plan. Mr. La Rosa will be entitled to 40 days of annual vacation plus Company observed holidays per calendar year and will be reimbursed for his business travel expenses. Any amounts payable under the employment agreement are subject to any policy established by the Company providing for claw back or recovery of amounts that were paid to Mr. La Rosa. The Company will make any determination for claw back or recovery in its sole discretion and in accordance with any applicable law or regulation.

Mr. La Rosa’s employment may be terminated by him or the Company at any time and for any or no reason with least 90 days advance written notice from the terminating party. If Mr. La Rosa’s employment is terminated by his failure to renew his agreement, by the Company for “cause” (as defined in the agreement) or by Mr. La Rosa without “good reason” (as defined in the agreement), then he will be entitled to receive: (i) any accrued but unpaid Base Salary and accrued but unused paid time off; (ii) reimbursement for unreimbursed business expenses properly incurred; and (iii) such employee benefits (including equity compensation), if any, to which he may be entitled under the Company’s employee benefit plans as of the date of termination (“Accrued Amounts”), but he shall not be entitled to any severance or termination payment.

If Mr. La Rosa’s employment is terminated by his death or disability, the Company will pay him or his estate an amount equal to the sum of: (i) the Accrued Amounts; and (ii) a payment equal to the product of (i) the Target Bonus and (ii) a fraction, the numerator of which is the number of days that he was employed by the Company during the year of termination and the denominator of which is the number of days in such year (the “Pro Rata Bonus”). If Mr. La Rosa’s employment is terminated other than for cause, non-renewal of his employment agreement by the Company or if he terminates the agreement for good reason, he will receive from the Company: (i) a lump sum payment of $2,500,000; (ii) the Accrued Amount; (iii) Company reimbursement health insurance continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”) until the earliest of: (a) the eighteen month anniversary of the date of his termination of employment; (b) the date that he is no longer eligible to receive COBRA continuation coverage; and (c) the date on which he receives substantially similar coverage from another employer or other source; and (iv) the treatment of any outstanding equity awards shall be determined in accordance with the terms of the 2022 Equity Incentive Plan.

The Company has agreed to indemnify Mr. La Rosa to the fullest extent permitted by applicable law and the Company’s bylaws. As a condition of his employment with the Company, he executed the Company’s employee non-compete agreement.

On October 1, 2024, Mr. La Rosa assumed the role of Interim Chief Financial Officer upon the departure of Kent Metzroth on September 1, 2024. Mr. La Rosa’s received no further compensation for the assumption of the duties and responsibilities

Kent Metzroth

On November 1, 2022, we entered into an employment agreement with Mr. Kent Metzroth to act as our Chief Financial Officer as of the effective date of his agreement, which was subsequently amended on November 15, 2022, May 17, 2023, August 15, 2023, and February 1, 2024. The employment agreement is for an initial term of two years and shall renew for another one-year period thereafter if the parties consent thereto in writing prior to the second anniversary date of the agreement unless it is sooner terminated.

Mr. Metzroth received a base salary of $330,000 per year (the “Salary”). In addition, Mr. Metzroth was eligible, following the end of each calendar year beginning with the 2023 calendar year, to receive an annual performance bonus targeted of up to 50% of the his Salary based upon periodic assessments of his performance as well as the achievement of specific individual and corporate objectives determined by the Board of Directors or the Compensation Committee after consultation with Mr. Metzroth and provided to him in writing no later than the end of the first calendar quarter of the applicable bonus year. The target bonus must be approved by the audit and Compensation Committee. The minimum amount of such an annual bonus shall be equal to $25,000. No amount of annual bonus is guaranteed, and Mr. Metzroth must be an employee on December 31 of the applicable bonus year in order to be eligible for any annual bonus for such year.

Pursuant to his employment agreement, on February 1, 2024, Mr. Metzroth was granted a non-qualified stock option to purchase 4,489 shares of the common stock of the Company, vesting immediately and exercisable for 10 years at the exercise price per share equal to the Nasdaq Official Closing Price as of January 31, 2024.

Mr. Metzroth is also entitled to receive other benefits generally available to other Company employees (which may include, among other things, a Company’s sponsored retirement plan) and he will be reimbursed for his documented and approved expenses related to the business of the Company. Mr. Metzroth is entitled to five weeks paid vacation per year.

The employment agreement contains covenants of Mr. Metzroth concerning: (i) the confidentiality of Company information; (ii) the assignment of his work product to the Company; (iii) his non-solicitation of Company clients or employees during his term of employment and for two years thereafter; and (iv) his non-disparagement of the Company or its directors, officers and employees. If his employment is terminated under any circumstances other than a termination by the Company without cause or a termination by him for good reason (including a voluntary termination by Mr. Metzroth without good reason or a termination by the Company for cause or due to Mr. Metzroth’s death or disability), the Company’s obligations under the employment agreement will immediately cease and Mr. Metzroth will only be entitled to receive: (i) the Salary that has accrued and is unpaid and to which Mr. Metzroth is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses; (iii) any bonus earned and approved by the Board but not yet paid; (iv) any amounts or benefits to which he is then entitled under the terms of the benefit plans then-sponsored by the Company; and (v) compensation for all accrued but unpaid and untaken vacation days. If Mr. Metzroth’s employment is terminated by the Company without cause or by him for good reason, the Company will: (i) continue to pay his Salary for a period of six months, and (ii) pay him, in a single lump sum an amount in cash equal to the pro-rated amount of any annual bonus for the number of days from the last anniversary date of the agreement to the date of termination.

On September 30, 2024, Mr. Metzroth resigned his position effective immediately. In addition, Mr. Metzroth did not exercise his stock options, which expired in the fourth quarter of 2024.

Alex Santos

On January 10, 2022, we entered into an employment agreement with Mr. Alex Santos, to serve as our Chief Technology Officer as of February 1, 2022. The term of the agreement shall continue until it is terminated by either the Company or Mr. Santos upon 60 days prior written notice. In consideration of his services, the Company is to pay Mr. Santos an annual salary of $180,000. Following the end of each calendar year beginning with the 2022 calendar year, Mr. Santos is eligible to receive an annual bonus. Mr. Santos’ minimum guaranteed annual bonus shall be $15,000 payable in quarterly installments. The Company granted to Mr. Santos 25 shares of restricted common stock, which shall vest on the one-year anniversary of the effective date of the agreement. On each year thereafter, on the annual anniversary of the date of the effective date of the agreement, the Company shall grant Mr. Santos an additional 25 shares of restricted common stock which shall vest on the one-year anniversary of issuance.

Mr. Santos is also entitled to receive other benefits generally available to other Company employees and he will be reimbursed for his documented and approved expenses related to and for promoting the business of the Company. Mr. Santos is entitled to three weeks paid vacation per year.

The employment agreement contains covenants of Mr. Santos concerning: (i) the confidentiality of Company information; (ii) the assignment of his work product to the Company; (iii) his non-solicitation of Company clients or employees during his term of employment and for three years thereafter; and (iv) his non-disparagement of the Company or its directors, officers and employees. If his employment is terminated under any circumstances other than a termination by the Company without cause or a termination by him for good reason (including a voluntary termination by Mr. Santos without good reason or a termination by the Company for cause or due to Mr. Santos’ death or disability), the Company’s obligations under the employment agreement will immediately cease and Mr. Santos will only be entitled to receive: (i) the Salary that has accrued and is unpaid and to which Mr. Santos is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses; (iii) any bonus earned and approved by the Board but not yet paid; (iv) any amounts or benefits to which he is then entitled under the terms of the benefit plans then-sponsored by the Company. If Mr. Santos employment is terminated by the Company without cause or in the event of change in control of the Company (whether or not Mr. Santos is retained by a successor entity), the Company shall pay to Mr. Santos in a single lump sum an amount of $100,000.

Deana La Rosa

On January 31, 2024, we entered into an employment agreement with Mrs. Deana La Rosa to act as our Chief Operating Officer as of the February 1, 2024, the effective date of his agreement. The employment agreement was for an initial term of one year and shall be automatically extended thereafter, upon the same terms and conditions, for successive periods of one (1) year, unless and until either party provides written notice of its intention not to extend the term of the agreement at least 45 days prior to the applicable renewal date.

Mrs. La Rosa receives a base salary of $250,000 per year (the “Salary”). In addition, Mrs. La Rosa is eligible, following the end of each calendar year beginning with the 2024 calendar year, to receive an annual performance bonus targeted of up to 50% of the her Salary based upon periodic assessments of her performance as well as the achievement of specific individual and corporate objectives determined by the Board of Directors or the Compensation Committee after consultation with Mrs. La Rosa and provided to her in writing no later than the end of the first calendar quarter of the applicable bonus year. The target bonus must be approved by the Compensation Committee. No amount of target bonus is guaranteed, and Mrs. La Rosa must be an employee on December 31 of the applicable bonus year in order to be eligible for any annual bonus for such year.

Pursuant to her employment agreement, on February 1, 2024, Mrs. La Rosa shall be granted a non-qualified stock option to purchase 3,750 shares of the common stock, vesting immediately and exercisable (including by cashless exercise) for 10 years at the exercise price per share equal to the Nasdaq Official Closing Price as of January 31, 2024. In addition, Mrs. La Rosa may be entitled to receive equity incentive awards inside or outside of any established equity plan of the Company in the amounts, within the timeframes and under the terms set by the Compensation Committee in its sole discretion. Mrs. La Rosa will be reimbursed for her reasonable, documented and approved expenses related to and for promoting the business of the Company. Mrs. La Rosa is entitled to five weeks’ vacation per year.

The employment agreement contains covenants of Mrs. La Rosa concerning: (i) the confidentiality of Company information; (ii) the assignment of her work product to the Company; (iii) her non-solicitation of Company clients or employees during her term of employment and for two years thereafter; and (iv) her non-disparagement of the Company or its directors, officers and employees.

If her employment is terminated under any circumstances other than a termination by the Company without cause or a termination by him for good reason (including a voluntary termination by Mrs. La Rosa without good reason or a termination by the Company for cause or due to Mrs. La Rosa’s death or disability), the Company’s obligations under the employment agreement will immediately cease and Mrs. La Rosa will only be entitled to receive: (i) the Salary that has accrued and is unpaid and to which Mrs. La Rosa is entitled as of the effective date of such termination and to the extent consistent with general Company policy; (ii) unreimbursed business expenses for which expenses Mrs. La Rosa has timely submitted appropriate documentation; (iii) any target bonus earned and approved by the Board but not yet paid; (iv) any amounts or benefits to which she is then entitled under the terms of the benefit plans then-sponsored by the Company; and (v) any other payments required by applicable law.

If Mrs. La Rosa’s employment is terminated by the Company without cause or by her with good reason, the Company shall: (i) continue to pay her Salary for a period of six months, and (ii) pay her, in a single lump sum all Accrued Obligations (as defined in the employment agreement).

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning outstanding equity awards held by the NEOs of the Company as of December 31, 2024:

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Joseph La Rosa, CEO	42,926	—	—	$123.20	12/7/2033	—	—	—	—
Kent Metzroth, CFO	—	—	—	$—	—	—	—	—	—
Alex Santos, CTO	—	—	—	$—	—	50	$6,933	50	$6,933
Deana La Rosa, COO	3,750	—	—	$138.66	2/1/2034	—	—	—	—

2022 Equity Incentive Plan

We have adopted the 2022 Equity Incentive Plan (the “Original 2022 Plan”) that was approved by our stockholders and effective as of January 10, 2022. On September 19, 2024, our Compensation Committee and our Board of Directors approved Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (the “Amended 2022 Plan”). Our stockholders approved Amended 2022 Plan on November 19, 2025 and it replaced the Original 2022 Plan in its entirety.

On July 9, 2025, our Compensation Committee, our Board of Directors, and the stockholders holding a majority of the voting power of the Company (by written consent in lieu of a stockholders’ meeting) approved the Second Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (the “Second Amended 2022 Plan”). The Second Amended 2022 Plan became effective on August 11, 2025, and replaced the Amended 2022 Plan in its entirety.

The material features of the Second Amended 2022 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the Second Amended 2022 Plan.

Purpose. The Second Amended 2022 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors, and consultants of the Company, all of whom are responsible for the Company’s future growth. The plan is designed to attract and retain qualified personnel, reward employees, officers, directors, and consultants for their services to the Company, and motivate such individuals through added incentives to further contribute to the Company’s success.

Eligibility. The Second Amended 2022 Plan provides an opportunity for any employee, officer, director, or consultant of the Company (which may include agents of the Company), subject to any limitations provided by federal or state securities laws, to receive incentive stock options (to eligible employees only), non-qualified stock options, restricted stock awards, other stock awards, or any combination of the foregoing. In making such determinations, the Compensation Committee may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Compensation Committee in its discretion shall deem relevant. Incentive stock options granted under the Second Amended 2022 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986 (the “Code”). Non-qualified (non-statutory stock options) granted under the Second Amended 2022 Plan are not intended to qualify as incentive stock options under the Code. No awards can be issued to any person in consideration for services rendered where such services are in connection with the offer or sale of securities in a capital-raising transaction, or they directly or indirectly promote or maintain a market for the Company’s securities.

No incentive stock option may be granted under the Second Amended 2022 Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of our Company or any affiliate of our Company unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant.

Administration. The Second Amended 2022 Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee has the exclusive right to interpret and construe the Second Amended 2022 Plan, to select the eligible persons who shall receive an award, and to act in all matters pertaining to the grant of an award and the determination and interpretation of the provisions of the related award agreement, including, without limitation, the determination of the number of shares subject to stock options and the option period(s) and option price(s) thereof, the number of shares of restricted stock or shares subject to stock awards or performance shares subject to an award, the vesting periods (if any) and the form, terms, conditions and duration of each award, and any amendment thereof consistent with the provisions of the Second Amended 2022 Plan.

Shares Subject to the Second Amended 2022 Plan. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, and subject to automatic annual share reserve increase in the amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the Second Amended 2022 Plan no later than the last day of the immediately preceding fiscal year, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the Second Amended 2022 Plan is 374,961 shares. Such shares of common stock are made available from the authorized and unissued shares of the Company.

If shares of common stock subject to an option or performance award granted under the Second Amended 2022 Plan expire or otherwise terminate without being exercised (or exercised in full), such shares will become available again for grants under the Second Amended 2022 Plan. If shares of restricted stock awarded under the Second Amended 2022 Plan are forfeited to us or repurchased by us, the number of shares forfeited or repurchased shall not again be available under the Second Amended 2022 Plan. Similarly, any shares cancelled in cashless exercises are not available for re-issuance under the Second Amended 2022 Plan.

The Company cannot determine the amounts of awards that will be granted or allocated under the Second Amended 2022 Plan or the benefits of any awards to the executive officers and directors of the Company or employees who are not executive officers as a group. Under the terms of the Second Amended 2022 Plan, the number of awards to be granted is within the discretion of the Compensation Committee. The Compensation Committee may issue options, shares of restricted stock, restricted stock units or other awards under the Second Amended 2022 Plan for such consideration as determined in their sole discretion, subject to applicable law.

As of the Record Date, we have issued 54,155 options, 304,520 shares of restricted stock, and 14,332 restricted stock units, to certain of our agents, consultants and employees under our equity incentive plan.

Pricing; Vesting; Expiration. The Compensation Committee, in its sole discretion, will determine the exercise price of any options granted under the Second Amended 2022 Plan which exercise price will be outlined in an agreement evidencing the option, provided, however, that at no time will the exercise price be less than the par value per share of the Company’s common stock. Also, the exercise price of incentive stock options may not be less than the fair market value of the common stock subject to the option on the date of the grant and, in some cases, may not be less than 110% of such fair market value. The exercise price of non-statutory options may not be less than the common stock’s fair market value on the grant date. The exercise price of options granted under the Second Amended 2022 Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Compensation Committee: (i) by delivery of already-owned shares of our common stock, (ii) pursuant to a deferred payment arrangement, (iii) pursuant to a net exercise arrangement, or (iv) pursuant to a cashless exercise as permitted under applicable rules and regulations of the SEC.

Options and other Awards granted under the Second Amended 2022 Plan may be exercisable in cumulative increments, or “vest,” as determined by the Compensation Committee. The Compensation Committee has the power to accelerate the time as of which an option may vest or be exercised. Shares of restricted stock acquired under a restricted stock purchase or grant agreement may, but need not, be subject to forfeiture to us or other restrictions that will lapse in accordance with a vesting schedule to be determined by the Compensation Committee. In the event a recipient’s employment or service with our Company terminates, any or all of the shares of common stock held by such recipient that have not vested as of the date of termination under the terms of the restricted stock agreement may be forfeited to our Company in accordance with such restricted stock agreement.

The Compensation Committee will determine the expiration date of options and other awards granted under the Second Amended 2022 Plan. The maximum term of options and performance shares under the Second Amended 2022 Plan is ten years, except that the maximum term is five years in certain cases.

Adjustments. Upon the occurrence of: (i) the adoption of a plan of merger or consolidation of the Company with any other corporation or association as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation; (ii) the approval by the Board of an agreement providing for the sale or transfer (other than as security for obligations of the Company) of substantially all of the assets of the Company; or (iii) in the absence of a prior expression of approval by the Board, the acquisition of more than 20% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Exchange Act (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company); and unless otherwise provided in the award agreement with respect to a particular award, all outstanding stock options will become immediately exercisable in full, subject to any appropriate adjustments, and will remain exercisable for the remaining option period, regardless of any provision in the related award agreement limiting the ability to exercise such stock option or any portion thereof for any length of time. All outstanding performance shares with respect to which the applicable performance period has not been completed will be paid out as soon as practicable, and all outstanding shares of restricted stock with respect to which the restrictions have not lapsed will be deemed vested, and all such restrictions shall be deemed lapsed and the restriction period ended.

Additionally, after the merger of one or more corporations into the Company, any merger of the Company into another corporation, any consolidation of the Company and one or more corporations, or any other corporate reorganization of any form involving the Company as a party thereto and involving any exchange, conversion, adjustment or other modification of the outstanding shares of the common stock, each participant shall, at no additional cost, be entitled, upon any exercise of such participant’s stock option, to receive, in lieu of the number of shares as to which such stock option shall then be so exercised, the number and class of shares of stock or other securities or such other property to which such participant would have been entitled to pursuant to the terms of the agreement of merger or consolidation or reorganization, if at the time of such merger or consolidation or reorganization, such participant had been a holder of record of a number of shares of common stock equal to the number of shares as to which such stock option shall then be so exercised.

Modification of Awards. The Compensation Committee may reprice any stock option without the approval of the stockholders of the Company. For this purpose, “reprice” means: (i) any of the following or any other action that has the same effect: (A) lowering the exercise price of a stock option after it is granted, (B) any other action that is treated as a repricing under U.S. generally accepted accounting principles, or (C) cancelling a stock option at a time when its exercise price exceeds the fair market value of the underlying common stock, in exchange for another stock option, restricted stock or other equity, unless the cancelation and exchange occur in connection with a merger, acquisition, spin-off or other similar corporate transaction; and (ii) any other action that is considered to be a repricing under formal or informal guidance issued by the exchange or market on which the Company’s common stock then trades or is quoted. In addition to, and without limiting the above, the Compensation Committee may permit the voluntary surrender of all or a portion of any stock option granted under the Second Amended 2022 Plan to be conditioned upon the granting to the participant of a new stock option for the same or a different number of shares of common stock as the stock option surrendered, or may require such voluntary surrender as a condition precedent to a grant of a new stock option to such participant. Subject to the provisions of the Second Amended 2022 Plan, such new stock option will be exercisable at such option price, during such option period and on such other terms and conditions as are specified by the Compensation Committee at the time the new stock option is granted. Upon surrender, the stock options surrendered will be cancelled, and the shares of common stock previously subject to them will be available for the grant of other stock options.

Termination of Employment or Consulting. The incentive stock options will lapse and cease to be exercisable upon the termination of service of an employee or director as defined in the Second Amended 2022 Plan, or within such period following termination of service as determined by the Compensation Committee and set forth in the related award agreement; provided, further, that such period will not exceed the period of time ending on the date three (3) months following termination of service. Non-incentive stock options are governed by the related award agreements.

Tax Withholding. To the extent provided by the terms of an option or other award, a participant may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option, or award by a cash payment upon exercise, or in the discretion of the Compensation Committee, by authorizing our Company to withhold a portion of the stock otherwise issuable to the participant, by delivering already-owned shares of our common stock or by a combination of these means.

Federal Tax Consequences. The following is a summary of the principal United States federal income tax consequences to the recipient and our Company with respect to participation in the Second Amended 2022 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

Incentive Stock Options. There will be no federal income tax consequences to either the recipient upon the grant of an incentive stock option or us. Upon exercise of the option, the excess of the stock’s fair market value over the exercise price, or the “spread,” will be added to the alternative minimum tax base of the recipient unless a disqualifying disposition is made in the year of exercise. A disqualifying disposition is the stock sale before the expiration of two years from the date of grant and one year from the date of exercise. If the shares of common stock are disposed of in a disqualifying disposition, the recipient will realize taxable ordinary income in an amount equal to the spread at the time of exercise, and will be entitled (subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation) to a federal income tax deduction equal to such amount. If the recipient sells the shares of common stock after the specified periods, the gain or loss on the shares’ sale will be long-term capital gain or loss and will not be entitled to a federal income tax deduction.

Non-statutory Stock Options and Restricted Stock Awards. Non-statutory stock options and restricted stock awards granted under the Second Amended 2022 Plan generally have the following federal income tax consequences.

There are no tax consequences to the participant or us because of the grant. Upon acquiring the stock, the recipient will recognize taxable ordinary income equal to the excess, if any, of the stock’s fair market value on the acquisition date over the purchase price. However, to the extent the stock is subject to “a substantial risk of forfeiture” (as defined in Section 83 of the Code), the taxable event will be delayed until the forfeiture provision lapses unless the recipient elects to be taxed on receipt of the stock by making a Section 83(b) election within 30 days of receipt of the stock. If such an election is not made, the recipient will generally recognize income as and when the forfeiture provision lapses, and the income recognized will be based on the stock’s fair market value on such a future date. On that date, the recipient’s holding period for purposes of determining the long-term or short-term nature of any capital gain or loss recognized on a subsequent disposition of the stock will begin. If a recipient makes a Section 83(b) election, the recipient will recognize ordinary income equal to the difference between the stock’s fair market value and the purchase price, if any, as of the date of receipt and the holding period for purposes of characterizing as long-term or short-term any subsequent gain or loss will begin at the date of receipt.

With respect to employees, we are generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the participant.

Upon disposition of the stock, the recipient will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income with respect to the stock. Such gain or loss will be long-term or short-term, depending on whether the stock has been held for more than one year.

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain senior executives of our Company (referred to as a covered employee) in a taxable year to the extent that compensation to such employees exceeds $1,000,000. It is possible that compensation attributable to awards, when combined with all other types of compensation received by a covered employee from our Company, may cause this limitation to be exceeded in any particular year.

Modification; Amendment; Termination. The Compensation Committee may adopt, establish, amend and rescind such rules, regulations, and procedures as it may deem appropriate for the proper administration of the Second Amended 2022 Plan, make all other determinations which are, in the Compensation Committee’s judgment, necessary or desirable for the proper administration of the Second Amended 2022 Plan, amend the Second Amended 2022 Plan or a stock award as provided under the Second Amended 2022 Plan, or terminate or suspend the Second Amended 2022 Plan as provided therein. The Compensation Committee may also amend the Second Amended 2022 Plan at any time and from time to time. However, except for adjustments upon changes in common stock, no amendment will be effective unless approved by our stockholders to the extent that stockholder approval is necessary to preserve incentive stock option treatment for federal income tax purposes. The Compensation Committee may submit any other amendment to the Second Amended 2022 Plan for stockholder approval if it concludes that stockholder approval is otherwise advisable.

Unless sooner terminated, the Second Amended 2022 Plan will terminate on January 10, 2032.

Agent Incentive Program

Amended Agent Plan

In March 2022, we have adopted, as an adjunct to the 2022 Plan, our 2022 Agent Incentive Plan and Participation Election Form (“Original Agent Plan”), which was further amended in April 2022. In March 2024, the Compensation Committee of the Board has approved an Amended and Restated 2022 Agent Incentive Plan (the “Amended Agent Plan”), which replaced the Original Agent Plan in its entirety.

Pursuant to the Amended Agent Plan, all participation in this Agent Plan is voluntary and no agent or broker will be penalized for not participating in the plan. The Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or RSUs to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the 2022 Plan (“Participants”) as a part of their, or as additional, compensation.

All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in the Amended Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest. In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program of the plan. Only individuals who provide their social security number to the Company’s Stock Plan Administrator software are eligible. No business entities can participate in the Amended Agent Plan.

The Amended Agent Plan had two components:

(1)	Agent Equity Program: The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following two components:

a.	Blue Diamond: Participants in the Agent Equity Program who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given fiscal year, and (ii) remain with the Company for at least 12 consecutive months thereafter, will receive RSUs equivalent to $2,000 based on the prior 30-day volume weighted average closing price (“VWAP”) of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the Grant Date (as defined below), rounded down to a whole share. Awards will be granted to qualifying Participants on the last trading day of the month of the first anniversary of the date the Company verifies a Milestone has been achieved (the “Grant Date”). For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participate RSUs on April 30, 2025. RSUs will vest in 24 equal installments starting the month following the Grant Date, with any remainder, if any, added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited.

b.	Recruiting:

1.	Participant will receive RSUs that will have a value of $200 per agent recruited based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such Participant: (i) recruits agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. Such RSUs shall be granted for every agent recruited by a Participant. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that a recruited agent has been with the Company for one year. Such RSUs will vest equally over the 24-month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues (pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) within 60 days of the due date, all remaining unvested shares will be forfeited.

2.	A Participant will receive RSUs that will have a value of $8,000 based on the prior 30-day VWAP of the Company’s common stock on the Nasdaq Stock Market as of the last trading day prior to the date of the grant, rounded down to a whole share if such a Participant: (i) recruits ten (10) agents in one fiscal year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months. A Participant will receive an additional award under the same terms and qualifications for every multiple of ten (10) agents recruited in one fiscal year. The Company will grant the awards of RSUs to the qualifying Participant on the last trading day of the month of the first anniversary of the date that the Company verifies that the requisite number of recruited agents have been with the Company for one year. Such RSUs will vest equally over the 24 month period starting the month after the RSUs are issued, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

(2)	Discretionary Bonus Program: All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of RSUs in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant RSUs to such Participant without payment by such Participant. All RSUs granted under the Bonus Program will vest equally over the 36-month period starting the month after the award is granted, with any remainder added to the last month of the vesting schedule. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested shares. If the Participant does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested shares will be forfeited.

Second Amended Agent Plan

In September 2024, the Compensation Committee of the Board approved the Second Amended and Restated La Rosa Holdings 2022 Agent Incentive Plan (“Second Amended Agent Plan”), that became effective upon approval by the stockholders of the Company on November 19, 2024. The Second Amended Agent Plan replaced the Amended Agent Plan in its entirety.

The Second Amended Agent Plan had three components:

(1)	Agent Equity Program. The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following two components:

a.	Blue Diamond: Participants in the Agent Equity Program will be eligible to receive an RSU who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given calendar year, and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies a Milestone has been achieved (the “Blue Diamond Grant Date”). The RSU will be equivalent to $2,000 on the Blue Diamond Grant Date, and the RSU value will be converted into shares of the Company’s common stock based on the volume weighted average closing price (“VWAP”) of the month of the Blue Diamond Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participant’s RSU on April 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Blue Diamond Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Blue Diamond program shall be effective as of January 1, 2023, meaning agents who meet the Milestones in the calendar year 2023, and each year thereafter, are eligible to receive an RSU.

b.	Ultimate Plan Cap.

Participants in the Agent Equity Program who enroll or renew under the Ultimate Plan 90-10 commission plan or the Ultimate Plan Business Builder commission plan (the “Profit Share Plans”), both of which have terms of 12 months from the agent start date, will be eligible to receive an RSU (i) once they cap their 10% portion of their commission in accordance with the terms of the Profit Share Plans and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies the agent achieved their cap (the “UP Cap Grant Date”). The RSU will be equivalent to $10,000 on the UP Cap Grant Date, and the RSU value will be converted into shares based on the VWAP of the month of the UP Cap Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies the agent capped their 10% commission in accordance with the terms of the Profit Share Plans on May 15, 2024, the Company will grant the Participant’s RSU on May 31, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the UP Cap Grant Date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the Profit Share Plans, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Ultimate Plan Cap program shall be effective as of January 1, 2024, meaning agents who enroll or renew under the Profit Share Plans on or after January 1, 2024 and meet other requirements of this program, will be eligible to receive an RSU.

c.	Recruiting:

I.	Participants in the Agent Equity Program will be eligible to receive an RSU if they (i) recruit agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remain with the Company for at least 12 consecutive months. Such RSU will be granted to a qualifying Participant on the last day of the month of the one-year anniversary of the date the Company verifies the such Participant recruited the agent and is still with the Company (the “Recruitment Grant Date”). The RSU will be equivalent to $200 on the Recruitment Grant Date for each agent recruited, and the RSU value will be converted into shares based on the VWAP of the month of the Recruitment Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Participant recruited an agent on June 20, 2024 and that agent is still with the Company one year later, the Company will grant the Participant’s RSU on June 30, 2025. RSUs will vest in 24 ratable installments in whole shares starting the month following the Recruitment Grant Date. Such RSUs shall be granted for every agent recruited by a Participant that meet the eligibility criteria. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Recruiting program shall be effective as of January 1, 2024, meaning agents who recruit agents on or after January 1, 2024 will be eligible to receive an RSU.

II.	A Participant who (i) recruits ten (10) agents in one calendar year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months after the last agent was recruited by this Participant, will receive an additional value of $8,000 on the tenth RSU. All terms will be applied pursuant to Section I. above. If such Participant continues to recruit additional agents in the same year, every multiple of ten (10) agents recruited in one fiscal year will be enhanced with the $8,000 additional value on an RSU.

(2)	Discretionary Bonus Program. All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of an equity award in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant an equity award to such Participant without payment by such Participant. All equity awards granted under the Bonus Program will vest based on the terms of the grant certificate. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested equity awards. If the Participant is required upon the terms of the commission plan on which the Participant is enrolled, but does not pay his or her annual or monthly dues pursuant to the agreement signed by such Participant and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested equity awards will be forfeited.

Third Amended Agent Plan

On February 4, 2025, the Compensation Committee, our Board of Directors, and the Majority Stockholders approved the Third Amended and Restated La Rosa Holdings 2022 Agent Incentive Plan (“Third Amended Agent Plan”), which became effective on March 28, 2025.

The purpose of adoption of the Third Amended Agent Plan was to revise the vesting terms of the grants under Agent Equity Program and to add new terms allowing the participants to authorize the Company to set aside 5% of their agent net commissions on transactions in their name to purchase shares of the common stock at a 20% discount from the prior 30 day volume weighted average closing price of the common stock on Nasdaq.

The Third Amended Agent Plan replaced the Second Amended Agent Plan in its entirety.

Pursuant to the Third Amended Agent Plan, all participation in the plan is voluntary and no agent or broker will be penalized for not participating in the plan. The Company may sell, and may, in the Compensation Committee’s absolute discretion, grant, shares of the Company’s common stock or restricted stock units (the “RSUs”) to all agents and brokers in good standing with the Company, including each of the Company’s majority owned subsidiaries (the “Majority Subsidiaries”), who are defined as “consultants” under the Company’s 2022 Equity Incentive Plan (“Participants”) as a part of their, or as additional, compensation.

All agents and brokers in good standing with the Company and each of the Company’s Majority Subsidiaries (as described in that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary) are eligible to participate in the Third Amended Agent Plan unless they are licensed brokers, holding an equity interest in brokerage businesses, in which the Company also holds an equity interest. In addition, employees or independent contractors hired by the Company as team leaders whose job description specifically includes recruitment functions are precluded from participating in the recruiting portion of the Agent Equity Program of the plan. Only individuals who provide their social security number to the Company’s Stock Plan Administrator software are eligible. No business entities can participate in the Third Amended Agent Plan.

The Third Amended Agent Plan has three components:

(1)	Agent Equity Program. The Company’s Agent Equity Program (the “Agent Equity Program”) includes the following three components:

a.	Blue Diamond: Participants in the Agent Equity Program will be eligible to receive an RSU who: (i) close more than 20 sale transactions or make more than $6,000,000 gross sales volume in verified listing or buy-side transactions (the “Milestones,” and each a “Milestone”) with the Company and its Majority Subsidiaries in a given calendar year, and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies a Milestone has been achieved (the “Blue Diamond Grant Date”). The RSU will be equivalent to $2,000 on the Blue Diamond Grant Date, and the RSU value will be converted into shares of the Company’s common stock based on the volume weighted average closing price (“VWAP”) of the month of the Blue Diamond Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Milestone has been achieved on April 12, 2024, the Company will grant the Participant’s RSU on April 30, 2025. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the Blue Diamond Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to that certain independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Blue Diamond program shall be effective as of January 1, 2023, meaning agents who meet the Milestones in the calendar year 2023, and each year thereafter, are eligible to receive an RSU.

b.	Ultimate Plan Cap.

Participants in the Agent Equity Program who enroll or renew under the Ultimate Plan 90-10 commission plan or the Ultimate Plan Business Builder commission plan (the “Profit Share Plans”), both of which have terms of 12 months from the agent start date, will be eligible to receive an RSU (i) once they cap their 10% portion of their commission in accordance with the terms of the Profit Share Plans and (ii) remain with the Company for at least 12 consecutive months thereafter. Such RSUs will be granted to qualifying Participants on the last day of the month of the one-year anniversary of the date the Company verifies the agent achieved their cap (the “UP Cap Grant Date”). The RSU will be equivalent to $10,000 on the UP Cap Grant Date, and the RSU value will be converted into shares based on the VWAP of the month of the UP Cap Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies the agent capped their 10% commission in accordance with the terms of the Profit Share Plans on May 15, 2024, the Company will grant the Participant’s RSU on May 31, 2025. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the UP Cap Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the Profit Share Plans, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Ultimate Plan Cap program shall be effective as of January 1, 2024, meaning agents who enroll or renew under the Profit Share Plans on or after January 1, 2024 and meet other requirements of this program, will be eligible to receive an RSU.

c.	Recruiting:

I.	Participants in the Agent Equity Program will be eligible to receive an RSU if they (i) recruit agents who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remain with the Company for at least 12 consecutive months. Such RSU will be granted to a qualifying Participant on the last day of the month of the one-year anniversary of the date the Company verifies the such Participant recruited the agent and is still with the Company (the “Recruitment Grant Date”). The RSU will be equivalent to $200 on the Recruitment Grant Date for each agent recruited, and the RSU value will be converted into shares based on the VWAP of the month of the Recruitment Grant Date based on the Company’s common stock on the Nasdaq Stock Market, rounded down to a whole share. For example, if the Company verifies a Participant recruited an agent on June 20, 2024 and that agent is still with the Company one year later, the Company will grant the Participant’s RSU on June 30, 2025. RSUs will vest in 3 ratable installments in whole shares: 1/3 at the time of the Recruitment Grant Date, and 1/3 at each of the next two anniversaries of such grant date. Such RSUs shall be granted for every agent recruited by a Participant that meet the eligibility criteria. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested RSUs. If the Participant is required upon the terms of the commission plan on which they are enrolled, but does not pay his or her annual or monthly dues pursuant to the independent contractor agreement signed by such agent and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested RSUs will be forfeited. The Recruiting program shall be effective as of January 1, 2024, meaning agents who recruit agents on or after January 1, 2024 will be eligible to receive an RSU.

II.	A Participant who (i) recruits ten (10) agents in one calendar year who become agents of the Company and remain agents of the Company for at least 12 consecutive months, and (ii) remains with the Company for at least 12 consecutive months after the last agent was recruited by this Participant, will receive an additional value of $8,000 on the tenth RSU. All terms will be applied pursuant to Section I. above. If such Participant continues to recruit additional agents in the same year, every multiple of ten (10) agents recruited in one fiscal year will be enhanced with the $8,000 additional value on an RSU.

(2)	Discretionary Bonus Program. All Participants in the Discretionary Bonus Program (the “Bonus Program”) are to be eligible for a grant of an equity award in the Compensation Committee’s discretion. The Compensation Committee or its designee may, from time to time, review the performance of Participants who achieve outstanding results in their endeavors for the Company and may grant an equity award to such Participant without payment by such Participant. All equity awards granted under the Bonus Program will vest based on the terms of the grant certificate. Participants who terminate their relationship with the Company during the vesting period will forfeit any unvested equity awards. If the Participant is required upon the terms of the commission plan on which the Participant is enrolled, but does not pay his or her annual or monthly dues pursuant to the agreement signed by such Participant and the Company or its Majority Subsidiary within 60 days of the due date, all remaining unvested equity awards will be forfeited.

(3)	Contribution of Commission as Payment for Shares: Participants, by submitting filled out Form of Election, authorize the Company to set aside five percent (5%) of their agent net commission (after splits and fees) (“Contribution for Payment”) on transactions which close in their name to purchase shares of the Company’s common stock commencing with transactions closing 30 days after the receipt of the Form of Election by the Company (“Commission Program”). Such common stock will be sold to the Participant at a 20% discount from the prior 30 day volume weighted average closing price of the Company’s common stock on the Nasdaq Stock Market as of the market trading day on the Purchase Date (as defined below). Shares of common stock under the Commission Program shall be purchased on the last trading day of the month during which the closing on the sale of any property from which a Contribution for Payment has been authorized (“Purchase Date”). All shares of common stock purchased under the Commission Program will vest immediately in the name of the Participant. Any Participant may cancel his or her participation in the Commission Program by providing email notification of cancellation to the Company not less than 30 calendar days prior to the next scheduled Purchase Date.

Death of Participant. Any distribution or delivery to be made to Participant under the plan, if Participant is then deceased, will be made to Participant’s designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant’s estate.

Restricted Stock Units. Each RSU grant under the Third Amended Agent Plan will be evidenced by an agreement that will specify the terms and conditions of the grant. Upon vesting each one RSU shall automatically convert into one share of common stock.

Associated Costs. Participants are responsible for all associated costs related to ownership of RSUs or underlying shares of common stock purchased or granted under the Third Amended Agent Plan.

No Guarantee of Continued Service. The vesting of the RSUs pursuant to the vesting schedule described in the plan is earned only by continuing as an agent or broker through the applicable vesting date(s), which unless provided otherwise under applicable laws is at the will of the applicable service recipient and not through the act of being hired, being granted the RSU or acquiring shares.

Termination. The Third Amended Agent Plan is subject to termination at the discretion of the Compensation Committee at any time.

Starting July 14, 2025, the Compensation Committee suspended issuance of any grants under the Third Amended Agent Plan until a later date to be determined by the Compensation Committee.

Director Compensation

Our directors who are employed by us do not receive any additional compensation for serving on our Bboard.

Each non-employee director receives a retainer of $12,000 per quarter in cash compensation. In addition, we pay the Audit Committee Chairman a quarterly cash fee of $3,750, and we pay the Chairman of the Nominating and Corporate Governance Committee and Chairman of the Compensation Committee a quarterly cash fee of $3,000 for each quarter they serve in such position.

The Compensation Committee establishes and reevaluates if it deems necessary or prudent in its discretion, the cash and equity awards (amount and manner or method of payment) to be made to non-employee directors for such fiscal year. In making this determination, the Compensation Committee may utilize such market standard metrics as it deems appropriate, including, without limitation, an analysis of cash compensation paid to our peer group’s independent directors.

The Compensation Committee has the power and discretion to determine in the future whether non-employee directors should receive annual or other grants of options to purchase shares of common stock or other equity incentive awards in such amounts and under such policies as the Compensation Committee may determine utilizing such market standard metrics as it deems appropriate, including, without limitation, an analysis of equity awards granted to independent directors of our peer group.

None of our executive officers serve as a member of the Compensation Committee of our Board of Directors (or other committee performing equivalent functions) of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

The following table sets forth, for the year ended December 31, 2024, information with respect to the compensation for services in all capacities to us and our subsidiaries earned by our directors, who are not officers, who served during the year ended December 31, 2024.

Director  Compensation

As of December 31, 2024

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Michael La Rosa(1)	48,000	—	—	(2)	—	—	48,000
Jodi White(2)	45,000	—	—	(3)	—	—	45,000
Ned Siegel	60,000	—	—	(4)	—	—	60,000
Thomas Stringer(3)	18,550	—	—	(5)	—	—	18,550
Lourdes Felix(4)	44,450	—	—		—	—	44,450
Siamack Alavi(5)	15,000	—	—		—	—	15,000

(1)	Does not include a real estate agent commission paid to Mr. La Rosa by La Rosa Realty in 2024.

(2)	Mrs. White resigned from the Board and the Board’s committees effective September 30th, 2024.

(3)	Mr. Stringer resigned from the Board and the Board’s committees effective April 17, 2024.

(4)	Mrs. Felix joined the Board as the member of the Board, the Audit Committee Chair and the member of the Compensation Committee and Nominating and Corporate Governance Committee effective April 19, 2024.

(5)	Mr. Alavi joined the Board as the member of the Board, the Compensation Committee Chair, and the member of the Audit Committee and Nominating and Corporate Governance Committee effective October 4, 2024.

Policies and practices for granting certain equity awards

The Company’s policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions, and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board of Directors or Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board of Directors or Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

The following table presents information regarding stock options issued to the NEOs during the year ended December 31, 2024 during any period beginning four business days before the filing of a periodic report on Form 10-K or Form 10-Q, or the filing or furnishing of a current report on Form 8-K that discloses material nonpublic information (other than a Form 8-K disclosing a new material option award) and ending one business day after the filing or furnishing of such report with the SEC.

Name	Grant date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the
closing market price of
the securities underlying
the award between
the trading day ending
immediately prior to the
disclosure of material
nonpublic information and
the trading day beginning
immediately following
the disclosure of material
					nonpublic information
Joseph La Rosa (President, CEO, and Chairman)	1/2/2024	10,000	$120	$920,000	1.33%
Joseph La Rosa (President, CEO, and Chairman)	2/1/2024	1,676	$139	$178,306	(9.41)%
Kent Metzroth (Former Chief Financial Officer)	2/1/2024	4,489	$139	$477,630	(9.41)%
Deana La Rosa (Chief Operating Officer)	2/1/2024	3,750	$139	$399,000	(9.41)%
Joseph La Rosa (President, CEO, and Chairman)	3/15/2024	7,500	$139	$810,000	0.57%

Clawback Policy

In November 2023, the Board of Directors adopted the La Rosa Holdings Corp. Clawback Policy for the recovery of erroneously awarded incentive-based compensation (the “Clawback Policy”), with an effective date of November 29, 2023, in order to comply with Section 10D of the Exchange Act, Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing rules adopted by The Nasdaq Stock Market, LLC (collectively, the “Final Clawback Rules”). The Board was designated as the administrator of the Clawback Policy.

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Since the adoption of the Clawback Policy, we have had no restatement requiring recovery of erroneously awarded compensation pursuant to our policy and there was no balance of erroneously awarded compensation to be recovered as of December 31, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

This table presents information about our common stock’s beneficial ownership as of October 27, 2025, for (i) each named executive officer and director; (ii) all named executive officers and directors as a group; and (iii) each other stockholder known to us owning more than 5% of our outstanding common stock.

Beneficial ownership complies with SEC rules, generally including voting or investment power over securities. A person or group is deemed to have “beneficial ownership” of any shares they can acquire within sixty (60) days. For percentage calculations, any shares that a person can acquire within sixty days are considered issued and outstanding for that person but not for others. This table does not imply beneficial ownership admission by anyone listed.

To the best of our knowledge, except as otherwise indicated, each of the persons named in the table has sole voting and investment power with respect to the shares of our common stock beneficially owned by such person, except to the extent such power may be shared with a spouse. To our knowledge, none of the shares listed below are held under a voting trust or similar agreement, except as noted. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

Name and Address of Beneficial Owner(1)	Common Stock		Percentage of Common Stock (2)	Series X Super Voting Preferred Stock(3)	Percentage of Series X Super Voting Preferred Stock
Officers and Directors
Joseph La Rosa
(President, CEO, and Chairman)	370,213	(4)	30.22%	2,000	100%
Deana La Rosa
(Chief Operating Officer)	23,761	(5)	1.94%	-	-
Alex Santos
(Chief Technology Officer)	25		*	-	-
Michael A. La Rosa
(Director)	1,921	(6)	*	-	-
Ned L. Siegel
(Director)	2,189	(7)	*	-	-
Lourdes Felix
(Director)	600		*	-	-
Siamack Alavi
(Director)	600		*	-	-

All Officers and Directors as a group (7 persons)	399,334		32.60%	2,000	100%

5% Stockholders
Joseph La Rosa
(President, CEO, and Chairman)	370,213	(4)	30.22%	2,000	100%

*	Less than 1%.

(1)	Unless otherwise indicated, the principal address of the executive officers, directors and 5% stockholders of the Company is c/o 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

(2)	Based on 1,225,046 shares of common stock issued and outstanding on the Record Date and the shares of common stock owner has the right to acquire within 60 days of the Record Date.

(3)	Based on 2,000 shares of Series X Super Voting Preferred Stock outstanding on the Record Date. Each share of Series X Super Voting Preferred Stock votes together with the common stock unless prohibited by law and has 10,000 votes per share.

(4)	Includes (i) 4 shares of Common Stock owned by Celebration Office Condos, LLC, an entity owned and controlled by Mr. La Rosa. The address of Celebration Office Condos, LLC is 1420 Celebration Blvd, 100 Celebration, Florida 34747; (ii) 47,500 shares of common stock owned by JLR-JCCLT1 Land Trust owned and controlled by Mr. La Rosa; (iii) 750 shares of common stock held by Mr. La Rosa’s adult children living in his household, which Mr. La Rosa is deemed to beneficially own; (iv) a 10-year fully vested stock option to purchase 1,676 shares of common stock at $138.656 per share granted to Mr. La Rosa on February 1, 2024; (v) a 10-year fully vested stock option to purchase 10,000 shares of common stock at $120.008 per share granted to Mr. La Rosa on January 2, 2024; (vi) a 10-year fully vested stock option to purchase 11,250 shares of common stock at $167.2 per share granted to Mr. La Rosa on December 7, 2023; (vii) a 10-year fully vested stock option to purchase 7,500 shares of common stock at $139.2 per share granted to Mr. La Rosa on March 15, 2024, (viii) a 10-year fully vested stock option to purchase 2,500 shares of common stock at $83.2 per share granted to Mr. La Rosa on June 18, 2024, (xi) a 10-year fully vested stock option to purchase 7,500 shares of common stock at $53.592 per share granted to Mr. La Rosa on December 4, 2024, (ix) a 10-year fully vested stock option to purchase 2,500 shares of common stock at $67.552 per share granted to Mr. La Rosa on January 2, 2025, (x) a 10-year fully vested stock option to purchase 3,750 shares of common stock at $138.656 per share granted to Deana La Rosa on February 1, 2024, and (xi) 20,011 shares of common stock granted to Deana La Rosa on August 11, 2025. Joseph La Rosa is the spouse of Deana La Rosa and is deemed to beneficially own the shares of Common Stock beneficially owned by Deana La Rosa.

(5)	Includes 10-year fully vested stock option to purchase 3,750 shares of common stock at $138.66 per share granted to Mrs. La Rosa on February 1, 2024. Deana La Rosa is the spouse of Joseph La Rosa and is deemed to beneficially own the shares of common stock beneficially owned by Joseph La Rosa.

(6)	Includes (i) a fully vested stock option to purchase 250 shares of common stock at $400 per share granted on February 15, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 1,071 shares of common stock at $102.40 per share granted on November 1, 2023.

(7)	Includes (i) a fully vested stock option to purchase 250 shares of common stock at $400 per share granted on February 15, 2022, and expiring on February 15, 2032; and (ii) a 10-year fully vested stock option to purchase 1,339 shares of common stock at $102.40 per share granted on November 1, 2023.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our outstanding shares of common stock (“Ten Percent Holders”) to file with the SEC reports of their share ownership and changes in their share ownership of our common stock. Directors, executive officers and Ten Percent Holders are also required to furnish us with copies of all ownership reports they file with the SEC. To our knowledge, based solely on a review of the copies of such reports furnished to us, the following directors, executive officers and Ten Percent Holders did not comply with all Section 16(a) filing requirements in the fiscal year ended December 31, 2025 as follows:

(i)	Alex Santos filed his form 4 regarding one transaction as of February 1, 2024, late in March 2024;

(ii)	Joseph La Rosa and Deana La Rosa filed their form 4 regarding one transaction as of August 21, 2024 late in February 2025; and

(iii)	Deana La Rosa filed her form 4 regarding one transaction as of March 15, 2024 and one transaction as of June 18, 2024 late in December 2024.

PROPOSAL No. 2: RATIFICATION OF APPOINTMENT OF CBIZ CPAS P.C. AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

The Board of Directors is asking that you vote to ratify the Board’s selection of CBIZ CPAs P.C. as our independent registered public accounting firm for fiscal year 2025.

The Audit Committee is responsible for selecting the Company’s independent auditors. Marcum LLP served as our independent registered public accounting firm to audit our books and accounts for the fiscal years ended December 31, 2023 and 2024. Marcum LLP also served as our independent registered public accountant prior to April 29, 2025.

On November 1, 2024, CBIZ CPAs P.C. acquired the attest business of Marcum LLP. On April 29, 2025, the Audit Committee accepted resignation of Marcum LLP and appointed CBIZ CPAs P.C. as the independent auditor of the Company for the 2025 fiscal year. Although stockholder approval for this appointment is not required, the Audit Committee and the Board are submitting the selection of CBIZ CPAs P.C. or ratification to obtain the views of stockholders as a matter of good corporate governance. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of our Company and our stockholders.

The Company expects representatives of CBIZ CPAs P.C. to be present at the Annual Meeting and available to respond to questions which may be raised there. These representatives may comment on the financial statements if they so desire.

Principal Accountant Fees and Services

During the years ended December 31, 2024 and 2023, we engaged Marcum LLP as our independent registered accounting firm. For the years ended December 31, 2024 and 2023, we incurred fees, as discussed below:

	Fiscal Year Ended December 31,
	2024	2023
Audit Fees	$295,595	$288,470
Audit-Related Fees	$173,861	$184,232
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$469,456	$472,702

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “Tax Fees” are fees primarily for tax compliance in connection with filing US income tax returns. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee Pre-Approval Policies

The charter of our Audit Committee provides that the duties and responsibilities of our Audit Committee include the pre-approval of all audit and non-audit services permitted by law or applicable SEC regulations (including fee and terms of engagement) to be performed by our external auditor.

All of the services provided above under the caption “Audit-Related Fees” were approved by our Board or by our Audit Committee pursuant to our Audit Committee’s pre-approval policies.

CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On April 29, 2025, we were informed by Marcum LLP, our independent registered public accountant prior to April 29, 2025, that Marcum LLP would resign effective immediately. On April 29, 2025, the Audit Committee appointed CBIZ CPAs P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, effective April 29, 2025 (the “Engagement Date”).

Marcum LLP’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2024 and 2023 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph in such reports regarding substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through the Engagement Date, the Company has not had any disagreements (within the meaning of Item 304(a) of Regulation S-K) with Marcum LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which, if not resolved to the satisfaction of Marcum LLP, would have caused them to make reference thereto in their reports on the Company’s financial statements for such years.

During the fiscal years ended December 31, 2024 and 2023, and in the subsequent interim period through the Engagement Date, there were no reportable events as such term is defined in Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses in the Company’s internal control over financial reporting as a result of lack of segregation of duties, control environment and size and nature of cybersecurity staffing, described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on April 15, 2025.

The Audit Committee of the Company approved the engagement of CBIZ CPAs P.C. During the two most recent fiscal years and in the subsequent interim period through the Engagement Date, neither the Company nor anyone on its behalf consulted with CBIZ CPAs P.C. regarding either:

1.	The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that CBIZ CPAs P.C. concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	Any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1) (iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Marcum LLP with a copy of the disclosures made in the Current Report on Form 8-K filed on April 30, 2025 (“Form 8-K”) and requested from Marcum LLP a letter addressed to the SEC indicating whether it agrees with such disclosures. A copy of Marcum LLP’s letter dated as of April 30, 2025 is attached as Exhibit 16.1 to Form 8-K.

Required Vote

Ratification of the appointment of CBIZ CPAs P.C. as the independent auditor of the Company for the Fiscal Year ending December 31, 2025 requires the affirmative vote of the majority of shares present in person, by remote communication, or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of the Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF CBIZ CPAS P.C. AS THE INDEPENDENT AUDITOR OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025 UNDER PROPOSAL No. 2.

PROPOSAL No. 3: APPROVAL OF AMENDMENT No. 1 TO THE SECOND AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 EQUITY INCENTIVE PLAN

Our Compensation Committee and our Board has adopted a resolution declaring it advisable and in the best interests of the Company and its stockholders to approve Amendment No. 1 (“Plan Amendment”) to the Second Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (“Second Amended 2022 Plan”). The Plan Amendment provides that that Section 3(e) of the Second Amended 2022 Plan shall be amended to provide that the number of shares available for issuance under the plan can be increased on the first day of each fiscal year beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to ten percent (10%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the plan no later than the last day of the immediately preceding fiscal year.

We have adopted the 2022 Equity Incentive Plan (the “Original 2022 Plan”) that was approved by our stockholders and effective as of January 10, 2022. On September 19, 2024, our Compensation Committee and our Board of Directors approved Amended and Restated La Rosa Holdings 2022 Equity Incentive Plan (the “Amended 2022 Plan”). Our stockholders approved Amended 2022 Plan on November 19, 2025 and it replaced the Original 2022 Plan in its entirety.

On July 9, 2025, our Compensation Committee, our Board of Directors, and the stockholders holding a majority of the voting power of the Company (by written consent in lieu of a stockholders’ meeting) approved the Second Amended 2022 Plan. The Second Amended 2022 Plan became effective on August 11, 2025, and replaced the Amended 2022 Plan in its entirety. The material features of the Second Amended 2022 Plan are outlined under the heading “2022 Equity Incentive Plan” above in this Proxy Statement.

The Second Amended 2022 Plan governs equity awards to our employees, directors, officers, consultants and other eligible participants. Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may currently be issued pursuant to awards under the 2022 Plan is 374,961 shares. Such shares of common stock are made available from the authorized and unissued shares of the Company. The maximum number of shares that are subject to awards under the Second Amended 2022 Plan is subject to an annual increase in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to four percent (4%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the Second Amended 2022 Plan no later than the last day of the immediately preceding fiscal year (together “Automatic Increase Provision”). As of the Record Date, the maximum shares of our common stock that may be subject to awards under the 2022 Plan is equal to 374,961.

In order to give the Company the flexibility to responsibly address its future equity compensation needs, the Company is requesting that stockholders approve the Plan Amendment, which will revise Automatic Increase Provision to provide that the number of shares available for issuance under the plan can be increased on the first day of each fiscal year beginning with the 2025 fiscal year, in an amount equal to the least of (a) 500,000 shares, (b) a number of shares equal to ten percent (10%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding fiscal year, or (c) such number of shares determined by the administrator of the plan no later than the last day of the immediately preceding fiscal year.

Having a sufficient number of shares under the Second Amended 2022 Plan is critical to our ability to continue to attract, retain, engage and focus highly motivated and qualified employees and agents, particularly in the competitive labor market that exists today in our industry. A copy of the Plan Amendment is attached to this Proxy Statement as Annex A.

Equity Plan Information

The table below sets forth information as of December 31, 2024.

Plan Category:	Number of securities to be issued upon exercise of outstanding options, warrants and rights:	Weighted average exercise price of outstanding options, warrants and rights:	Number of securities remaining available for future issuance:
2022 Equity Incentive Plan:
Equity compensation plans approved by security holders	60,718	$108.23	2,428
Equity compensation plans not approved by security holders	—	—	—
Total	60,718	$108.23	2,428

Policies and practices for granting certain equity awards.

The Company’s policies and practices regarding the granting of equity awards are carefully designed to ensure compliance with applicable securities laws and to maintain the integrity of our executive compensation program. The Compensation Committee of the Board is responsible for the timing and terms of equity awards to executives and other eligible employees.

The timing of equity award grants is determined with consideration to a variety of factors, including but not limited to, the achievement of pre-established performance targets, market conditions, and internal milestones. The Company does not follow a predetermined schedule for the granting of equity awards; instead, each grant is considered on a case-by-case basis to align with the Company’s strategic objectives and to ensure the competitiveness of our compensation packages.

In determining the timing and terms of an equity award, the Board or Compensation Committee may consider material nonpublic information to ensure that such grants are made in compliance with applicable laws and regulations. The Board or Compensation Committee’s procedures to prevent the improper use of material nonpublic information in connection with the granting of equity awards include oversight by legal counsel and, where appropriate, delaying the grant of equity awards until the public disclosure of such material nonpublic information.

The Company is committed to maintaining transparency in its executive compensation practices and to making equity awards in a manner that is not influenced by the timing of the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Company regularly reviews its policies and practices related to equity awards to ensure they meet the evolving standards of corporate governance and continue to serve the best interests of the Company and its shareholders.

Required Vote

To become effective, the proposal to approve the Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan requires the affirmative vote of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote pursuant to Section 422 of the Code and the rules of Nasdaq. Broker non-votes will not be counted in evaluating the results of the vote.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF AMENDMENT NO. 1 TO THE SECOND AMENDED AND RESTATED LA ROSA HOLDINGS CORP. 2022 EQUITY INCENTIVE PLAN UNDER PROPOSAL No. 3.

PROPOSAL No. 4: APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies, if necessary or appropriate.

Vote Required

The affirmative “FOR” vote of a majority of the shares present in person entitled to vote (which would include voting online at the virtual Annual Meeting) or represented by proxy at the Annual Meeting and entitled to vote on this proposal is required to approve this proposal. Each of the failure to vote by proxy or to vote in person (which would include voting online at the virtual Annual Meeting) and a broker non-vote will have no effect on the Adjournment Proposal. An abstention will have the same practical effect as a vote against this proposal. As described above, the Adjournment Proposal is considered a “routine” matter. Therefore, your broker, bank or other nominee may vote your shares without receiving instructions from you on this proposal and accordingly, we do not expect any broker non-votes on this proposal. A failure to instruct your broker, bank or other nominee on how to vote your shares will not necessarily count as a vote against this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” APPROVAL OF THE ADJOURNMENT OF THE ANNUAL MEETING, TO PERMIT FURTHER SOLICITATION OF PROXIES, IF NECESSARY OR APPROPRIATE UNDER PROPOSAL No. 4.

OTHER VOTING MATTERS

We do not presently know of any matters to be acted upon at the Annual Meeting other than the matters referred to in this Proxy Statement. If any other matter is properly presented, proxy holders will vote on the matter at their discretion.

CERTAIN RELATIONSHIPS, RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Except as disclosed herein, no director, executive officer or stockholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction in which the amount involved in the transaction exceeds the lesser of $120,000 or one percent of the average of our total assets at the year-end for the last two completed fiscal years.

Related Party Transactions

Set forth below is a description of certain relationships and related person transactions since January 1, 2023, between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our voting securities that involve the lower of $120,000 or 1% of the average of total assets in the last two fiscal years. We believe that all of the following transactions were entered into with terms as favorable as could have been obtained from unaffiliated third parties.

The Company leases its corporate office from an entity controlled by the Company’s CEO. The rent expense for the years ending December 31, 2024 and 2023 were $142,602 and $134,505, respectively. There is no written agreement, and the rent is determined on a month-to-month basis. There are no future minimum rental payments, and the lease may be cancelled at any time by either party.

On July 1, 2023, the Company began leasing office space for its subsidiary, La Rosa Realty, from an entity owned by Joseph La Rosa, the Company’s CEO, and Michael La Rosa, the Company’s member of the Board. There was a written lease, which included minimum monthly rent of $4,593, with a term ending in June 2025. Currently, the rent is determined on a month-to-month basis.

On May 4, 2023, the mother of the Company’s CEO purchased 200 shares of the Company’s series A preferred stock for $200,000. Upon the Company’s IPO, the shares were converted into 715 shares of the Company’s common stock.

On July 8, 2024, the Company entered into a Consulting Agreement with LRS ASSOCIATE PARTNERS LLC, owned and controlled by the Company’s director, Michael La Rosa. This agreement has been terminated as of the end of 2024.

On February 1, 2024, the Company entered into an employment agreement with Ms. Deana La Rosa, a spouse of Mr. Joseph La Rosa. Pursuant to the employment agreement, the Company pays to Mrs. La Rosa an annual base salary of $250,000. Following the end of each calendar year beginning with the 2024 calendar year, Mrs. La Rosa shall be eligible to receive an annual performance bonus targeted of up to 50% of her base salary, based on periodic assessments of her performance and upon approval of the Compensation Committee of the Board. The Company also issued to Mrs. La Rosa a non-qualified stock option to purchase 3,750 shares of common stock for $138.656 per share (the closing price of the Company’s common stock on January 31, 2024) pursuant to the Company’s equity incentive plan.

On August 21, 2024, the Company consummated its acquisition of 100% of the membership interests of Nona Title Agency LLC, a Florida limited liability company (“Nona Title”), and an affiliate of Mr. Joseph La Rosa. In that transaction, Mr. La Rosa sold 49% of the membership interests of Nona Title to the Company for a cash payment in the amount of $161,403.80 and issuance of 1,922 unregistered shares of the Company’s common stock.

Due from related party

La Rosa Realty, LLC has provided interest-free, due on demand advances to La Rosa Insurance LLC, a company controlled by the Company’s CEO. The outstanding balance was $41,558 as of December 31, 2022. As a newly publicly traded company, the Company must comply with the Sarbanes-Oxley Act of 2002 and specifically Section 402, which amended the Exchange Act to prohibit companies from making most personal loans to their directors and executive officers. During the fourth quarter of 2023, upon the Company completing its IPO, the Compensation Committee reviewed the advance, which had a balance of $45,413, and determined that the existing related party receivable would be charged as part of the Company’s CEO’s annual bonus as specified in his employment agreement.

Due to related party (due on demand advances)

Prior to 2023, the Company’s CEO provided interest free, due on demand, advances to the Company for general operations. The outstanding balance of these obligations was $75,591 as of December 31, 2022.

Prior to 2023, a relative of the Company’s CEO provided an interest free, due on demand, advance to the Company. The outstanding balance was $48,000 as of December 31, 2022.

Prior to 2023, an entity owned by the Company’s CEO provided an interest free, due on demand, advance to the Company. The outstanding balance was $40,654 as of December 31, 2022.

The Company repaid all of the advances totaling $149,245 at the closing of the Company’s IPO on October 12, 2023.

Due to related party (term loans)

In March 2023, the Company exchanged, in a private placement under Sections 3(a)(9) and 4(a)(2) of the Securities Act, the six unsecured subordinated promissory notes, the ELP Note, and the Convertible OID Promissory Note representing an aggregate amount of principal and accrued interest of $1,324,631, for 1,321 shares of the Company’s series A preferred stock. Upon the Company’s IPO, the shares were converted into 4,718 shares of the Company’s common stock.

Certain companies owned by Mr. La Rosa have from time-to-time loaned money to one or more of the Company’s subsidiaries, affiliates or franchisees with balances that, in the aggregate, were less than $120,000 or 1% of the Company’s average of total assets at December 31, 2024 and 2023.

Related Person Transaction Policy

Under our policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee, or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under our code of business conduct and ethics, our employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, will take into account the relevant available facts and circumstances including, but not limited to:

●	the risks, costs and benefits to us;

●	the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

●	the availability of other sources for comparable services or products; and

●	the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

Director Independence

An “independent director” is defined generally as a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which in the opinion of the Board, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Joseph La Rosa, Michael La Rosa, Siamack Alavi, Lourdes Felix, and Ned L. Siegel serve as members of our Board. Our Board has determined that Siamack Alavi, Lourdes Felix, and Ned L. Siegel are “independent directors” as defined in the Nasdaq listing rules and under Rule 10-A-3(b)(1) of the Exchange Act and applicable SEC rules.

STOCKHOLDER PROPOSALS AND NOMINATION PROCEDURES

For nominations or other business to be properly brought before an annual meeting by a stockholder and for nominations to be properly brought before a special meeting by a stockholder, the stockholder of record must have given timely notice thereof in writing to the Secretary of the Company, and, in the case of business other than nominations, such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement (as stated in the Bylaws of the Company) of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment or postponement of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. The notice must be provided by a stockholder of record and must set forth specific criteria as defined in the Articles of Incorporation of the Company. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals. Pursuant to the universal proxy rules, which were effective as of September 1, 2022, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 60 days prior to the one year anniversary of the annual meeting, or if the date of the meeting has changed by more than 30 days from the annual meeting anniversary date, then notice must be provided by the later of 60 days prior to the date of the 2025 annual meeting or the 10th day following the day on which the Company makes its public announcement of the date of the 2025 annual meeting.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his, her, or its own copy. Requests should be directed to the attention of our Corporate Secretary by mail to La Rosa Holdings Corp., 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747.

ANNUAL REPORT ON FORM 10-K

A copy of our 2024 Annual Report, as filed with the SEC on April 15, 2025, is available to stockholders without charge upon written request directed to our Corporate Secretary at 1420 Celebration Boulevard, 2nd Floor, Celebration, Florida 34747 or by phone at (321) 250-1799. The Company makes available free of charge on or through its website, www.larosaholdings.com, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

OTHER MATTERS

Our Board does not know of any matter to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. If any other matter should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

VIRTUAL ACCESS TO THE ANNUAL MEETING

The Annual Meeting of Stockholders will be held virtually via the internet at www.virtualshareholdermeeting.com/LRHC2025 on December 11, 2025, at 9:00 a.m. Eastern Time.

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V80800 - P39766 1) Joseph La Rosa 2) Michael La Rosa 3) Lourdes Felix 4) Siamack Alavi 5) Ned L. Siegel For Withhold For All All All Except O O O O O O O O O O O O To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below . LA ROSA HOLDINGS CORP. 1420 CELEBRATION BLVD., 2ND FLOOR CELEBRATION, FL 34747 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information . Vote by 11 : 59 P . M . Eastern Time on December 10 , 2025 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/LRHC2025 You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions . Vote by 11 : 59 P . M . Eastern Time on December 10 , 2025 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 . 2. To ratify the appointment of CBIZ CPAs P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2025; 3. To approve Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan; and 4. To approve the adjournment of the 2025 Annual Stockholders Meeting, to permit further solicitation of proxies, if necessary or appropriate. LA ROSA HOLDINGS CORP. The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR proposals 2, 3 and 4. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . For Against Abstain SCAN TO VIEW MATERIALS & VOTE ڀ

V80801 - P39766 Important Notice Regarding the Availability of Proxy Materials for the Virtual 2025 Annual Meeting of Stockholders: The Notice and Proxy Statement and Form 10 - K are available at www.proxyvote.com. LA ROSA HOLDINGS CORP. Virtual 2025 Annual Meeting of Stockholders December 11, 2025 9:00 AM Eastern Standard Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Joseph La Rosa and Deana La Rosa, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common and Series X Super Voting Preferred Stock of LA ROSA HOLDINGS CORP . that the stockholder(s) is/are entitled to vote at the Virtual 2025 Annual Meeting of Stockholders to be held at 9 : 00 AM, Eastern Standard Time on December 11 , 2025 , at www . virtualshareholdermeeting . com/LRHC 2025 , and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V80802 - P39766 LA ROSA HOLDINGS CORP. 1420 CELEBRATION BLVD., 2ND FLOOR CELEBRATION, FL 34747 LA ROSA HOLDINGS CORP. Virtual 2025 Annual Meeting of Stockholders Vote by December 10, 2025 11:59 PM EST You invested in LA ROSA HOLDINGS CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Virtual 2025 Annual Meeting of Stockholders. This is an important notice regarding the availability of proxy materials for the Virtual 2025 Annual Meeting of Stockholders to be held at 9:00 AM EST on December 11, 2025. Get informed before you vote View the Notice and Proxy Statement and Form 10 - K online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 27, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1 - 800 - 579 - 1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* December 11, 2025 9:00 AM Eastern Standard Time Virtually at: www.virtualshareholdermeeting.com/LRHC2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. For 1. Election of Directors Nominees: 1) Joseph La Rosa 04) Siamack Alavi 2) Michael La Rosa 05) Ned L. Siegel 3) Lourdes Felix For 2. To ratify the appointment of CBIZ CPAs P.C. as the independent auditors of the Company for the fiscal year ending December 31, 2025; For 3. To approve Amendment No. 1 to the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan; and For 4. To approve the adjournment of the 2025 Annual Stockholders Meeting, to permit further solicitation of proxies, if necessary or appropriate. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Voting Items Board Recommends V80803 - P39766

Annex A

AMENDMENT NO. 1

TO THE SECOND AMENDED AND RESTATED

LA ROSA HOLDINGS CORP.

2022 EQUITY INCENTIVE PLAN

(effective as of December 11, 2025)

Subject to the approval of the stockholders (the “Stockholder Approval”) of La Rosa Holdings Corp., a Nevada corporation (the “Company”), at the Company’s 2025 Annual Meeting of Stockholders, the Second Amended and Restated La Rosa Holdings Corp. 2022 Equity Incentive Plan (the “2022 Plan”) is hereby amended as follows:

1. Section 3(e) of the 2022 Plan is hereby amended and restated in its entirety as follows:

“(e) Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be automatically increased on the first day of each Fiscal Year beginning with the 2026 Fiscal Year, in an amount equal to the least of (a) 500,000 Shares, (b) a number of Shares equal to ten percent (10%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.”

2. Except as expressly amended hereby, the terms of the 2022 Plan shall be and remain unchanged and the 2022 Plan as amended hereby shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized representative on the day and year first above written.

LA ROSA HOLDINGS CORP.

By:
Name:	Joseph La Rosa
Title:	Chief Executive Officer

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